SEMIANNUAL REPORT  MAY 31, 2000

Prudential
Financial Services Fund

FUND TYPE Stock

OBJECTIVE Long-term capital appreciation

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Financial Services Fund seeks to achieve long-term capital appreciation by investing primarily in securities of companies in the banking and financial services industries. The Fund is divided into two approximately equal portfolios. The enhanced index portfolio consists of securities selected from those in the benchmark
Standard & Poor's SuperComposite 1500 Financials Index
(S&P SC Financials Index). Quantitative models are used to create a sample that is representative of the Index, but with over- and underweighted holdings designed to increase the likelihood of performing better than the benchmark. The strategically managed portfolio invests in a relatively small number of securities in which the management team has the highest confidence.

Portfolio Composition
   Sectors expressed as a percentage of
net assets as of 5/31/00
      32.7%   Insurance
      32.6    Financial Services
      27.9    Banks
       2.7    Savings & Loan
       4.1    Cash & Equivalents

Ten Largest Holdings
   Expressed as a percentage of
   net assets as of 5/31/00
   5.7%   Citigroup, Inc.
      Financial Services-Diversified
   4.6   American International Group, Inc.
      Insurance-Multi-Line
   3.7   FleetBoston Financial Corp.
      Banks-Major
   3.5   Industrial Alliance Life Ins. Co.
      Insurance-Life
   3.4   Freddie Mac
      Financial Companies
   3.4   Fannie Mae
      Financial Companies
   3.0   Allstate Corp.
      Insurance-Multi-Line
   2.9   SLM Holding Corp.
      Financial Companies
   2.6   Bank of America Corp.
      Banks-Major
   2.5   XL Capital Ltd.
      Insurance-Property & Casualty
www.prudential.com      (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                 As of 5/31/00
                      Six     One      Since
                     Months   Year   Inception2
Class A               3.10%   N/A      -3.50%
Class B               2.68    N/A      -4.20
Class C               2.68    N/A      -4.20
Class Z               3.09    N/A      -3.40
Lipper Financial
Services Fund Avg.3  -0.10    N/A      -6.72

Average Annual Total Returns1             As of 6/30/00
               One      Since
               Year   Inception2
Class A      -13.17%   -13.17%
Class B      -14.30    -14.30
Class C      -11.21    -11.21
Class Z      -8.50      -8.50

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class
A shares.
Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 6/30/99.

3 Lipper average returns are for all funds in each share class for the six-month and since inception periods in the Financial Services Fund category. The
Lipper average is unmanaged. Financial Services funds invest at least 65% of their assets in equity securities of companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms.

(LOGO)                               July 17, 2000

Dear Shareholder,
For most of the six months ended May 31, 2000, the prices on financial services stocks fell. After the decline bottomed on March 8, the sector began to recover.
Nonetheless, the Lipper Average return for Financial
Services Funds over the six-month period didn't quite reach positive territory:
-0.10%. The Prudential Financial Services Fund, however, outperformed the average, posting a return of 3.10% for Class A shares. For those paying the maximum one-time
Class A share sales charge, the return was -2.06%.

About half of the Fund's investments are in its enhanced index portfolio, which reflects the company size and sector composition of the S&P SC Financials Index. This portfolio slightly outperformed the 2.68% Index return, and came in well above the Lipper Average. The Fund's strategically managed portfolio performed even more strongly, largely because of its holdings of insurance companies and some money-center banks. However, for much of the reporting period, its focus on credit card companies and subprime auto lenders hurt its performance.
These were among the positions that were reduced or sold after a new management team assumed responsibility for this portfolio in May. The portfolio's holdings have been restructured, as described in the following report.

The March market turnaround affected many sectors, including the previously leading technology and telecommunications services sectors. This illustrates the importance of owning a diversified portfolio.

Yours sincerely,

John R. Strangfeld, President
Prudential Sector Funds, Inc.-Prudential Financial Services Fund

Prudential Financial Services Fund

Semiannual Report   May 31, 2000

INVESTMENT ADVISER'S REPORT

The six months ended May 31, 2000, included a large and abrupt turnaround for financial stocks. S&P SC Financials
Index fell about 16% in the first half of our reporting period, then bounced back to post a 2.68% net gain over the entire six-month period. The decline early in the period came because investors were focused on the potential of high-technology stocks. However, as interest rates rose and it became clear that the U.S. economy would slow, investors began to look for less expensive growth opportunities. They found them in financial services stocks, which moved sharply upward as a result.
The enhanced index portfolio of our Fund had a slight edge on the Index's return.

In addition to the change in market favor, the holdings of our strategically managed portfolio were changed for two reasons. One was that rising interest rates, combined with the long climb of consumer credit exposure, suggested that there would be greater stress on consumer lenders in the future. This suggested that we shift the Fund's focus, as we explain below. The second was a change in the management team for this portfolio. Both of these factors contributed to an unusually high turnover of the portfolio's holdings that lasted through June. When the restructuring was completed, many of the holdings that already had the greatest negative impact on the portfolio's performance had been sold. The portfolio's return was significantly higher in May, but all three factors-the change in market favor, rising interest rates, and the shift in the Fund's focus-may have contributed to this improvement. In any case, this portfolio finished the reporting period well ahead of the Index.

THE DOWNSIDE
We'll discuss the poor performers first, because their impact came primarily in the first part of the reporting period. We continued to experience losses in our shares in Hanvit, a Korean bank that owned a substantial part of Daewoo. As the amount of Hanvit's loans classified as nonperforming (late in payments) increased, we sold our holding. Some of our largest positions at the beginning of the period were credit card issuers, including Capital
One,

Prudential Financial Services Fund

Semiannual Report   May 31, 2000

Providian, and MBNA. In our view, rising interest rates will place stress on consumer credit operations as households are carrying unusually large debt burdens.
When interest rates rise, the number of individuals who cannot manage their payments is likely to increase. We think it is time to increase the quality of the portfolio's holdings. Probably because investors were anticipating earnings declines, shares in all three of these banks fell significantly over this reporting period. We substantially reduced our holdings in all three.

Another negative impact on return was our exposure to subprime auto lenders, which were hurt, in part, due to market disinterest in small-cap stocks. However, since they also faced the same increasing credit concerns as the credit card issuers, we eliminated these niche holdings.

SLM Holding Corp., the parent of the Student Loan
Marketing Association (Sallie Mae), serves the student loan market with funding and operational support.
Formerly government owned, SLM Holding was fully privatized in 1997. Its profit margins shrank as interest rates rose; concerns about the future direction of federal student loan programs also pulled down share prices. However, lending to students is a long-time feature of the U.S.
education system, and we believe that Sallie Mae will continue to play a major role in it. The stock began to rebound toward the end of our reporting period. At period end, it was among our largest holdings.

Five Largest Holdings-Enhanced Index Portfolio          As of 5/31/00
                     Industry           % of Total Enhanced    % of S&P SC
Security              Group             Index Market Value   Financials Index*
Citigroup, Inc.    Financial Services          11.5%              11.5%
American
 International
 Group, Inc.         Insurance                  9.2                9.5
Bank of America
 Corp.                 Banks                    5.2                5.1
Morgan Stanley
 Dean Witter      Financial Services            4.5                4.5
Wells Fargo & Co.      Banks                    3.8                4.1

*Source: Standard & Poor's, based on data retrieved by Factset.
Holdings are subject to change.

www.prudential.com     (800) 225-1852

More banks and insurance companies
In the past, we had de-emphasized insurance companies and banks in our strategically managed portfolio. After our change in portfolio managers, we bolstered these segments of the portfolio. Pricing in the important property/ casualty business had been declining for 10 to 12 years.
However, this situation began to correct during our reporting period. Consequently, we added XL Capital Ltd.
(property and casualty), Allstate Corp. (personal lines), and John Hancock Financial Services, Inc. (life)-a diversified trio of large insurance companies. XL is a Bermuda-based company with a strong capital position and a highly regarded management team; it is in an excellent position to take advantage of an acceleration in property/casualty rates that we expect to last for several years. Its shares already contributed to our outperformance by period end.

An improvement in auto insurance rates is helping
Allstate, which is a major player in that sector. The outlook for future pricing in auto insurance also is good. Allstate is reorganizing to better align its structure with newly developing distribution channels centered on the Internet. It also contributed to our outperformance.

John Hancock recently demutualized: It issued stock and is no longer owned solely by its policyholders. Hancock is among the fastest-growing companies in the life insurance industry, and among those generating the highest returns. What's more, it's clear that investors have priced stocks in the entire industry inexpensively, when the earnings of these companies are compared to those in the overall stock market. We expect at least some of this undervaluation to correct, adding to our return. We think Hancock's earnings will increase by 12% to 14% a year.

We also added to our bank holdings. FleetBoston Financial
Corp. became one of our largest positions. FleetBoston is a super-regional bank in the northeast that is benefiting from its recent formation from the merger of

Prudential Financial Services Fund

Semiannual Report   May 31, 2000

Fleet Financial with BankBoston. A significant overlap in their infrastructures means there are opportunities for savings from consolidation. We expect these savings to strengthen FleetBoston's future earnings while other banks are losing earnings momentum. We think FleetBoston may increase its earnings by 12% a year for the next several years, but it is currently selling for about 11 times year 2000 earnings-well below the S&P 500 average.

Looking Ahead
Our strategically managed portfolio has become more representative of the industry composition and somewhat less exposed to credit risk. Most of its restructuring was completed by period end, and the rest was completed by the end of June. There should be less turnover in the future. We believe the strategically managed portfolio is now well-positioned to benefit from improved pricing in the insurance sector and from continued economic growth.

Investors appear to have become more critical in looking at earnings potential and stock price. This bodes well for financial services stocks, which have been selling at substantially lower price/earnings multiples than the stock market overall.

Prudential Financial Services Fund Management Team

Prudential Financial Services Fund

Semiannual Report   May 31, 2000

Financial

   Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited)

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.9%
Common Stocks
-------------------------------------------------------------------------------------
Banks - Major  20.6%
      53,900   Bank of America Corp.                                $      2,994,819
      19,800   Bank of New York Co., Inc.                                    929,363
      36,600   Bank One Corp.                                              1,210,087
       8,500   BB&T Corp.                                                    249,156
      25,100   Chase Manhattan Corp.                                       1,874,656
       6,800   Comerica, Inc.                                                344,250
      32,200   First Union Corp.                                           1,133,037
     113,901   FleetBoston Financial Corp.                                 4,306,882
      16,900   KeyCorp                                                       354,900
      11,900   Mellon Financial Corp.                                        458,894
       5,200   Morgan (J.P.) Securites, Inc.                                 669,500
      17,400   National City Corp.                                           348,000
      43,200   PNC Bank Corp.                                              2,176,200
      15,500   SouthTrust Corp.                                              419,469
       5,300   State Street Corp.                                            590,950
       9,200   Summit Bancorp.                                               263,925
       8,600   SunTrust Banks, Inc.                                          513,850
      94,600   U.S. Bancorp.                                               2,459,600
       5,400   Wachovia Corp.                                                373,275
      48,400   Wells Fargo & Co.                                           2,190,100
                                                                    ----------------
                                                                          23,860,913
-------------------------------------------------------------------------------------
Banks - Mid-Sized  4.6%
      17,000   AmSouth Bancorp.                                              307,062
      32,300   Bank United Corp.                                           1,158,762
       8,100   Compass Bancshares, Inc.                                      164,025
       7,400   Fifth Third Bancorp.                                          503,200
      12,800   First Security Corp.                                          199,200
      24,636   Firstar Corp.                                                 629,758
      20,600   Hibernia Corp.                                                265,225

    8                                      See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       4,200   Huntington Bancshares, Inc.                          $         81,375
       1,700   Mercantile Bankshares Corp.                                    56,313
       4,700   Northern Trust Corp.                                          309,319
      57,400   Pacific Century Financial Corp.                             1,291,500
       8,300   Regions Financial Corp.                                       187,788
       2,800   Synovus Financial Corp.                                        56,000
       5,600   Union Planters Corp.                                          175,000
                                                                    ----------------
                                                                           5,384,527
-------------------------------------------------------------------------------------
Banks - Smaller  2.7%
       1,760   Associated BancCorp.                                           44,797
         182   Banknorth Group, Inc.                                           2,537
      95,800   BankUnited Financial Corp.(a)                                 616,712
         900   CCB Financial Corp.                                            41,400
       2,400   Centura Banks, Inc.                                           103,800
         200   Chittenden Corp.                                                5,538
       1,300   City National Corp.                                            50,700
         700   Community First Bankshares, Inc.                               11,550
         300   Cullen/Frost Bankers, Inc.                                      7,950
         500   First Tennessee National Corp.                                 10,250
       2,700   FirstMerit Corp.                                               51,131
       2,217   Hudson United Bancorp.                                         53,901
       6,100   Keystone Financial, Inc.                                      130,006
       6,800   North Fork Bancorp., Inc.                                     112,625
       8,260   Provident Bankshares Corp.                                    121,835
       4,000   Provident Financial Group, Inc.                               111,500
       4,900   Riggs National Corp.                                           71,050
       2,000   Silicon Valley Bancshares(a)                                   65,625
         200   South Financial Group, Inc.                                     2,525
       6,700   Susquehanna Bancshares, Inc.                                   90,869
         200   United Bankshares, Inc.                                         3,800
      29,400   Zions Bancorp                                               1,370,775
                                                                    ----------------
                                                                           3,080,876
-------------------------------------------------------------------------------------
Financial Companies  16.4%
       4,900   Americredit Corp.(a)                                           90,344
      31,100   Associates First Capital Corp.                                853,306

    See Notes to Financial Statements                                      9

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      26,800   Capital One Financial Corp.                          $      1,266,300
      43,200   Countrywide Credit Industries, Inc.                         1,328,400
      66,100   Fannie Mae                                                  3,974,262
       6,200   FINOVA Group Inc.                                              74,013
      89,500   Freddie Mac                                                 3,982,750
      35,500   Hilb, Rogal & Hamilton Co.                                  1,111,594
      13,400   Household International, Inc.                                 629,800
      81,900   MBNA Corp.                                                  2,282,962
     100,000   SLM Holding Corp.                                           3,368,750
                                                                    ----------------
                                                                          18,962,481
-------------------------------------------------------------------------------------
Financial Services - Diversified  9.6%
      39,100   American Express Co.                                        2,104,069
          10   Berkshire Hathaway, Inc. (Class A)(a)                         586,000
     106,300   Citigroup, Inc.                                             6,610,531
      19,900   Providian Financial Corp.                                   1,769,856
                                                                    ----------------
                                                                          11,070,456
-------------------------------------------------------------------------------------
Insurance - Accident & Health  0.9%
       8,300   AFLAC Inc.                                                    429,006
      11,200   Torchmark Corp.                                               304,500
      12,336   UnumProvident Corp.                                           279,873
                                                                    ----------------
                                                                           1,013,379
-------------------------------------------------------------------------------------
Insurance - Brokers/Services  1.9%
      37,500   Aon Corp.                                                   1,317,188
       8,400   Marsh & McLennan Cos., Inc.                                   924,525
                                                                    ----------------
                                                                           2,241,713
-------------------------------------------------------------------------------------
Insurance - Life  8.0%
      29,800   American General Corp.                                      1,909,062
       6,290   Delphi Financial Group, Inc.(a)                               210,715
     260,000   Industrial Alliance Life Insurance Co.(a)                   4,077,955
       1,700   Jefferson-Pilot Corp.                                         116,663

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      69,300   John Hancock Financial Services, Inc.(a)             $      1,546,256
       8,700   Lincoln National Corp.                                        337,125
      34,700   Nationwide Financial Services, Inc.                           984,613
       1,000   Protective Life Corp.                                          27,500
                                                                    ----------------
                                                                           9,209,889
-------------------------------------------------------------------------------------
Insurance - Multi-line  14.8%
     129,800   Allstate Corp.                                              3,439,700
      47,125   American International Group, Inc.                          5,304,508
      32,200   CIGNA Corp.                                                 2,859,762
      33,900   Hartford Financial Services Group, Inc.                     2,004,337
      64,600   HCC Insurance Holdings, Inc.                                1,102,238
     112,600   Horace Mann Educators Corp.                                 1,914,200
       3,000   Markel Corp.(a)                                               431,813
       1,700   Old Kent Financial Corp.                                       56,525
         300   SAFECO Corp.                                                    7,369
       1,300   Unitrin, Inc.                                                  41,681
                                                                    ----------------
                                                                          17,162,133
-------------------------------------------------------------------------------------
Insurance - Property & Casualty  4.5%
       3,400   Allmerica Financial Corp.                                     196,137
       5,300   American Financial Group, Inc.                                148,069
       3,747   Chubb Corp.                                                   262,290
         800   Cincinnati Financial Corp.                                     32,113
       8,500   Everest Re Group, Ltd.                                        289,000
       4,800   Loews Corp.                                                   316,200
      12,200   Old Republic International Corp.                              214,262
      31,000   Philadelphia Consolidated Holding Corp.(a)                    527,000
         300   Progressive Corp.                                              28,163
         300   Selective Insurance Group, Inc.                                 5,531
       7,300   St. Paul Cos., Inc.                                           273,750
      48,400   XL Capital Ltd.                                             2,879,800
                                                                    ----------------
                                                                           5,172,315
-------------------------------------------------------------------------------------
Insurance - Specialty  2.6%
       3,400   Ambac Financial Group, Inc.                                   171,275
     122,000   Fidelity National Financial, Inc.                           1,891,000
       8,100   First American Corp.                                          134,663

    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       5,000   MBIA, Inc.                                           $        289,062
       3,100   MGIC Investment Corp.                                         153,644
       1,700   Radian Group, Inc.                                             93,500
       5,250   The PMI Group, Inc.                                           266,437
                                                                    ----------------
                                                                           2,999,581
-------------------------------------------------------------------------------------
Investment Bankers/Brokers/Services  6.2%
       8,400   Bear Stearns & Co., Inc.                                      330,750
       9,000   E* TRADE Group, Inc.(a)                                       140,063
       1,700   Edwards (A.G.), Inc.                                           59,394
       3,500   Jefferies Group, Inc.                                          70,656
      18,600   Lehman Brothers, Inc.                                       1,435,687
      10,300   Merrill Lynch, Pierce, Fenner & Smith, Inc.                 1,015,837
      36,300   Morgan Stanley Dean Witter                                  2,611,331
       6,900   PaineWebber, Inc.                                             310,069
      39,900   Schwab (Charles) Corp.                                      1,147,125
                                                                    ----------------
                                                                           7,120,912
-------------------------------------------------------------------------------------
Investment Managers  0.4%
       6,200   T. Rowe Price Associates, Inc.                                236,763
       9,300   Franklin Resources, Inc.                                      279,000
                                                                    ----------------
                                                                             515,763
-------------------------------------------------------------------------------------
Savings & Loan Associations  2.7%
       9,000   Astoria Financial Corp.                                       245,250
          95   Charter One Financial, Inc.                                     2,161
       8,100   Commercial Federal Corp.                                      129,094
      14,600   Dime Bancorp, Inc.                                            266,450
       3,800   Downey Financial Corp.                                        113,050
       6,300   Golden West Financial Corp.                                   263,025
       3,700   GreenPoint Financial Corp.                                     77,238
       7,100   MAF Bancorp., Inc.                                            139,781
         500   TCF Financial Corp.                                            13,094

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      63,000   Washington Mutual, Inc.                              $      1,811,250
       3,800   Webster Financial Corp.                                        87,637
                                                                    ----------------
                                                                           3,148,030
                                                                    ----------------
               Total long-term investments (cost $105,737,007)           110,942,968
                                                                    ----------------
SHORT-TERM INVESTMENTS  3.1%
Principal
Amount
(000)
------------------------------------------------------------------------------------------
Repurchase Agreement  3.1%
       3,575   Joint Repurchase Agreement Account,
                6.307%, 6/1/00
                (cost $3,575,000; Note 5)                                  3,575,000
                                                                    ----------------
               Total Investments  99.0%
                (cost $109,312,007; Note 4)                              114,517,968
               Other assets in excess of liabilities  1.0%                 1,118,488
                                                                    ----------------
               Net Assets  100%                                     $    115,636,456
                                                                    ----------------
                                                                    ----------------

--------------------------------------------------------------------------------
(a) Non-income producing security.
    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                    May 31, 2000
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $109,312,007)                           $114,517,968
Cash                                                                       2,691
Receivable for investments sold                                        1,205,990
Receivable for Fund shares sold                                          365,301
Dividends and interest receivable                                        223,041
Prepaid expenses                                                             589
                                                                    ------------
      Total assets                                                   116,315,580
                                                                    ------------
LIABILITIES
Payable for Fund shares reacquired                                       385,236
Accrued expenses and other liabilities                                    89,264
Payable for investments purchased                                         73,954
Distribution fee payable                                                  75,023
Management fee payable                                                    55,647
                                                                    ------------
      Total liabilities                                                  679,124
                                                                    ------------
NET ASSETS                                                          $115,636,456
                                                                    ------------
                                                                    ------------
Net assets were comprised of:
   Common stock, at par                                             $    120,472
   Paid-in capital in excess of par                                  117,933,054
                                                                    ------------
                                                                     118,053,526
   Net investment loss                                                   (76,787)
   Accumulated net realized loss on investments                       (7,546,244)
   Net unrealized appreciation on investments                          5,205,961
                                                                    ------------
Net assets, May 31, 2000                                            $115,636,456
                                                                    ------------
                                                                    ------------

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    May 31, 2000
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($21,894,760 / 2,268,985 shares of common stock issued
      and outstanding)                                                     $9.65
   Maximum sales charge (5% of offering price)                               .51
                                                                    ------------
   Maximum offering price to public                                       $10.16
                                                                    ------------
                                                                    ------------
Class B:
   Net asset value, offering price and redemption price per
      share ($58,990,541 / 6,156,104 shares of common stock
      issued and outstanding)                                              $9.58
                                                                    ------------
                                                                    ------------
Class C:
   Net asset value and redemption price per share
      ($29,626,986 / 3,091,822 shares of common stock issued
      and outstanding)                                                     $9.58
   Sales charge (1% of offering price)                                       .10
                                                                    ------------
   Offering price to public                                                $9.68
                                                                    ------------
                                                                    ------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($5,124,169 / 530,257 shares of common stock issued
      and outstanding)                                                     $9.66
                                                                    ------------
                                                                    ------------

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Operations (Unaudited)

                                                                      Six Months
                                                                        Ended
                                                                     May 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends                                                         $   981,071
   Interest                                                               20,765
                                                                     ------------
      Total income                                                     1,001,836
                                                                     ------------
Expenses
   Management fee                                                        378,436
   Distribution fee--Class A                                              24,762
   Distribution fee--Class B                                             251,535
   Distribution fee--Class C                                             130,106
   Transfer agent's fees and expenses                                    112,000
   Custodian's fees and expenses                                          72,000
   Registration fees                                                      38,000
   Amortization of offering costs                                         36,000
   Reports to shareholders                                                15,000
   Audit fee                                                              12,000
   Legal fees and expenses                                                10,000
   Directors' fees and expenses                                            6,000
   Miscellaneous                                                             105
                                                                     ------------
      Total expenses                                                   1,085,944
   Less: Management fee waiver                                           (75,687 )
                                                                     ------------
      Net expenses                                                     1,010,257
                                                                     ------------
Net investment loss                                                       (8,421 )
                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                            (4,435,243 )
   Foreign currency transactions                                         (68,366 )
                                                                     ------------
                                                                      (4,503,609 )
                                                                     ------------
Net change in unrealized appreciation on investments                   8,114,552
                                                                     ------------
Net gain on investments                                                3,610,943
                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 3,602,522
                                                                     ------------
                                                                     ------------

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Changes in Net Assets (Unaudited)

                                                 Six Months     June 30, 1999(a)
                                                   Ended             Through
                                                May 31, 2000    November 30, 1999
---------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment loss                          $     (8,421)     $    (183,006)
   Net realized loss on investments and
      foreign currency transactions               (4,503,609)        (3,104,451)
   Net change in unrealized appreciation
      (depreciation) of investments                8,114,552         (2,908,591)
                                                ------------    -----------------
   Net increase (decrease) in net assets
      resulting from operations                    3,602,522         (6,196,048)
                                                ------------    -----------------
Fund share transactions (net of share
conversions)
(Note 6)
   Net proceeds from shares subscribed            34,375,030        122,605,417
   Cost of shares reacquired                     (26,523,354)       (12,227,111)
                                                ------------    -----------------
   Net increase in net assets from Fund share
      transactions                                 7,851,676        110,378,306
                                                ------------    -----------------
Total increase                                    11,454,198        104,182,258
NET ASSETS
Beginning of period                              104,182,258                 --
                                                ------------    -----------------
End of period                                   $115,636,456      $ 104,182,258
                                                ------------    -----------------
                                                ------------    -----------------
------------------------------
(a) Commencement of investment operations.

    See Notes to Financial Statements                                     17

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited)
      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Company presently consists of four Portfolios: Prudential Health Sciences Fund, Prudential Technology Fund, Prudential Utility Fund and Prudential Financial Services Fund (the 'Fund').
      The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing primarily in equities of companies in the banking and financial services group of industries.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.
      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.
      In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
      All securities are valued as of 4:15 P.M., New York time.
    18

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited) Cont'd.
      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.
      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.
      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.
      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.
      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective
                                                                          19

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited) Cont'd.
Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.
      Net investment income or loss (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
      The Fund incurred approximately $63,000 in offering costs which are being amortized over a period of 12 months ending June 2000.
      Reclassification of Capital Accounts:    The Company accounts for and
reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect for the Fund of applying this statement was to increase undistributed net investment loss by $68,366, decrease accumulated net realized loss on investments by $68,366 for realized foreign currency losses for the period ended May 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of
    20

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited) Cont'd.
compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets of the Fund. PIFM has agreed to waive a portion (.15 of 1% of the Fund's average daily net assets) of its management fee, which amounted to $75,687 ($.006 per share) for the six months ended May 31, 2000. The Fund is not required to reimburse PIFM for such waiver.
      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and C shares, respectively, for the six months ended May 31, 2000.
      PIMS has advised the Fund that it received approximately $99,000 and $68,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended May 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
      PIMS has advised the Fund that for the six months ended May 31, 2000, it received approximately $159,000 and $38,000 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.
      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('The Prudential').
      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date
                                                                          21

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited) Cont'd.
of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the six months ended May 31, 2000.
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the six months ended May 31, 2000, the Fund incurred fees of approximately $100,400 for the services of PMFS. As of May 31, 2000, approximately $17,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended May 31, 2000, were $64,817,926 and $60,888,805, respectively.
      The federal income tax basis of the Fund's investments at May 31, 2000 was $110,064,101 and, accordingly, net unrealized appreciation for federal income tax purposes was $4,453,867 (gross unrealized appreciation--$11,223,587; gross unrealized depreciation--$6,769,720).
      For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 1999, of approximately $2,019,000 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.
      The Fund will elect for United States federal income tax purposes, to treat net short-term capital losses of approximately $744,000 incurred in the one month ended November 30, 1999 as having been incurred in the current fiscal year.

Note 5. Joint Repurchase Agreement Account
The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of May 31, 2000, the Fund had a .413% undivided interest in the joint account. The undivided interest for the Fund represented $3,575,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
      ABN AMRO Incorporated, 6.37%, in the principal amount of $110,000,000, repurchase price $110,019,464, due 6/1/00. The value of the collateral including accrued interest was $112,200,491.
    22

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited) Cont'd.
      Bear, Stearns & Co. Inc., 6.37%, in the principal amount of $130,000,000, repurchase price $130,023,003, due 6/1/00. The value of the collateral including accrued interest was $133,856,194.
      Chase Securities Inc., 6.15%, in the principal amount of $114,985,000, repurchase price $115,004,643, due 6/1/00. The value of the collateral including accrued interest was $117,289,066.
      Credit Suisse First Boston Corp., 6.40%, in the principal amount of $90,000,000, repurchase price $90,016,000, due 6/1/00. The value of the collateral including accrued interest was $93,252,694.
      Salomon Smith Barney, Inc., 6.38%, in the principal amount of $220,000,000, repurchase price $220,038,989, due 6/1/00. The value of the collateral including accrued interest was $224,578,626.
      Warburg Dillon Read LLC, 6.20%, in the principal amount of $200,000,000, repurchase price $200,034,444, due 6/1/00. The value of the collateral including accrued interest was $204,004,940.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value. As of May 31, 2000, The Prudential owned 10 Class A shares, 10 Class B shares, 10 Class C shares and 10 Class Z shares.
      There are 400 million shares of $.01 par value per share common stock divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.
                                                                          23

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited) Cont'd.
      Transactions in shares of common stock were as follows:

Class A                                                         Shares        Amount
------------------------------------------------------------  ----------    -----------
Six months ended May 31, 2000:
Shares sold                                                      873,812    $ 7,636,291
Shares reacquired                                               (983,114)    (8,614,070)
                                                              ----------    -----------
Net decrease in shares outstanding before conversion            (109,302)      (977,779)
Shares issued upon conversion and/or exchange from Class B        21,494        175,534
                                                              ----------    -----------
Net decrease in shares outstanding                               (87,808)   $  (802,245)
                                                              ----------    -----------
                                                              ----------    -----------
June 30, 1999(a)through
  November 30, 1999:
Shares sold                                                    2,858,418    $28,192,142
Shares reacquired                                               (502,545)    (4,744,998)
                                                              ----------    -----------
Net increase in shares outstanding before conversion           2,355,873     23,447,144
Shares issued upon conversion and/or exchange from Class B           920          8,172
                                                              ----------    -----------
Net increase in shares outstanding                             2,356,793    $23,455,316
                                                              ----------    -----------
                                                              ----------    -----------
Class B
------------------------------------------------------------
Six months ended May 31, 2000:
Shares sold                                                    1,881,020    $16,376,868
Shares reacquired                                             (1,091,133)    (9,349,371)
                                                              ----------    -----------
Net increase in shares outstanding before conversion             789,887      7,027,497
Shares reacquired upon conversion and/or exchange into Class
  A                                                              (21,591)      (175,534)
                                                              ----------    -----------
Net increase in shares outstanding                               768,296    $ 6,851,963
                                                              ----------    -----------
                                                              ----------    -----------
June 30, 1999(a)through
  November 30, 1999:
Shares sold                                                    5,716,187    $56,000,581
Shares reacquired                                               (327,458)    (3,022,153)
                                                              ----------    -----------
Net increase in shares outstanding before conversion           5,388,729     52,978,428
Shares reacquired upon conversion and/or exchange into Class
  A                                                                 (921)        (8,172)
                                                              ----------    -----------
Net increase in shares outstanding                             5,387,808    $52,970,256
                                                              ----------    -----------
                                                              ----------    -----------

    24

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                         Shares        Amount
------------------------------------------------------------  ----------    -----------
Six months ended May 31, 2000:
Shares sold                                                      954,221    $ 8,255,640
Shares reacquired                                               (750,674)    (6,451,767)
                                                              ----------    -----------
Net increase in shares outstanding                               203,547    $ 1,803,873
                                                              ----------    -----------
                                                              ----------    -----------
June 30, 1999(a)through
  November 30, 1999:
Shares sold                                                    3,189,081    $31,470,302
Shares reacquired                                               (300,806)    (2,814,482)
                                                              ----------    -----------
Net increase in shares outstanding                             2,888,275     28,655,820
                                                              ----------    -----------
                                                              ----------    -----------
Class Z
------------------------------------------------------------
Six months ended May 31, 2000:
Shares sold                                                      242,930    $ 2,106,231
Shares reacquired                                               (240,399)    (2,108,146)
                                                              ----------    -----------
Net increase in shares outstanding                                 2,531    $    (1,915)
                                                              ----------    -----------
                                                              ----------    -----------
June 30, 1999(a)through
  November 30, 1999:
Shares sold                                                      703,918    $ 6,942,392
Shares reacquired                                               (176,192)    (1,645,478)
                                                              ----------    -----------
Net increase in shares outstanding                               527,726    $ 5,296,914
                                                              ----------    -----------
                                                              ----------    -----------
------------------------------
(a) Commencement of investment operations.

                                                                          25

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights (Unaudited)

                                                               Class A
                                                --------------------------------------
                                                                      June 30,1999(c)
                                                Six Months Ended          Through
                                                  May 31, 2000       November 30, 1999
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $   9.36              $ 10.00
                                                    --------             --------
Income from investment operations
Net investment income(d)                                 .02                   --(b)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                          .27                 (.64)
                                                    --------             --------
   Total from investment operations                      .29                 (.64)
                                                    --------             --------
Net asset value, end of period                      $   9.65              $  9.36
                                                    --------             --------
                                                    --------             --------
TOTAL RETURN(a)                                         3.10%               (6.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                     $ 21,895              $22,050
Average net assets (000)                            $ 19,810              $21,235
Ratios to average net assets:(d)/(e)
   Expenses, including distribution fees                1.45%                1.58%
   Expenses, excluding distribution fees                1.20%                1.33%
   Net investment income                                 .53%                 .09%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                59%                  39%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Commencement of investment operations.
(d) Net of management fee waiver.
(e) Annualized.
    26                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights (Unaudited) Cont'd.

                                                               Class B
                                                --------------------------------------
                                                                      June 30,1999(b)
                                                Six Months Ended          Through
                                                  May 31, 2000       November 30, 1999
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $   9.33              $ 10.00
                                                    --------             --------
Income from investment operations
Net investment (loss)(d)                                (.01)                (.02)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                          .26                 (.65)
                                                    --------             --------
   Total from investment operations                      .25                 (.67)
                                                    --------             --------
Net asset value, end of period                      $   9.58              $  9.33
                                                    --------             --------
                                                    --------             --------
TOTAL RETURN(a)                                         2.68%               (6.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                     $ 58,990              $50,252
Average net assets (000)                            $ 50,307              $44,194
Ratios to average net assets:(c)/(d)
   Expenses, including distribution fees                2.20%                2.33%
   Expenses, excluding distribution fees                1.20%                1.33%
   Net investment loss                                  (.21)%               (.69)%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Net of management fee waiver.
(d) Annualized.
    See Notes to Financial Statements                                     27

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights (Unaudited) Cont'd.

                                                               Class C
                                                --------------------------------------
                                                                      June 30,1999(b)
                                                Six Months Ended          Through
                                                  May 31, 2000       November 30, 1999
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $   9.33              $ 10.00
                                                    --------             --------
Income from investment operations
Net investment loss(d)                                  (.01)                (.02)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                          .26                 (.65)
                                                    --------             --------
   Total from investment operations                      .25                 (.67)
                                                    --------             --------
Net asset value, end of period                      $   9.58              $  9.33
                                                    --------             --------
                                                    --------             --------
TOTAL RETURN(a)                                         2.68%               (6.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                     $ 29,627              $26,939
Average net assets (000)                            $ 26,021              $25,325
Ratios to average net assets:(c)/(d)
   Expenses, including distribution fees                2.20%                2.33%
   Expenses, excluding distribution fees                1.20%                1.33%
   Net investment loss                                  (.21)%               (.66)%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Net of management fee waiver.
(d) Annualized.
    28                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights (Unaudited) Cont'd.

                                                               Class Z
                                                --------------------------------------
                                                                      June 30,1999(b)
                                                Six Months Ended          Through
                                                  May 31, 2000       November 30, 1999
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $ 9.36               $ 10.00
                                                    -------               -------
Income from investment operations
Net investment income(d)                                .03                   .01
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                         .27                  (.65)
                                                    -------               -------
   Total from investment operations                     .30                  (.64)
                                                    -------               -------
Net asset value, end of period                       $ 9.66               $  9.36
                                                    -------               -------
                                                    -------               -------
TOTAL RETURN(a)                                        3.09%                (6.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                      $5,124               $ 4,941
Average net assets (000)                             $4,778               $ 4,972
Ratios to average net assets:(c)/(d)
   Expenses, including distribution fees               1.20%                 1.33%
   Expenses, excluding distribution fees               1.20%                 1.33%
   Net investment income                                .78%                  .35%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Net of management fee waiver.
(d) Annualized.
    See Notes to Financial Statements                                     29

Prudential Financial Services Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Target Funds
   International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund
www.prudential.com                  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
   Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
   Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
   Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

Prudential Financial Services Fund

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

www.prudential.com                 (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful-and not-so-successful-strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information.
Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income
(mostly interest and
dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here-both realized and unrealized.

Prudential Financial Services Fund

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities.
The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an outside auditor looks over our books and certifies that the financial statements are fairly presented and comply with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

www.prudential.com     (800) 225-1852

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical $10,000
investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund-the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Financial Services Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH
IT?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

KEEPING UP WITH THE JONESES
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals-not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance-not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com     (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols      NASDAQ    CUSIP
   Class A        PFSAX   74437K103
   Class B        PUFBX   74437K202
   Class C        PUFCX   74437K301
   Class Z         N/A    74437K400

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of May 31, 2000, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF188E2   74437K103   74437K202   74437K301   74437K400

(LOGO)   Printed on Recycled Paper

SEMIANNUAL REPORT  MAY 31, 2000

Prudential
Health Sciences Fund

FUND TYPE Stock

OBJECTIVE Long-term capital appreciation

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

[pb]

Build on the Rock

INVESTMENT GOALS AND STYLE
The Prudential Health Sciences Fund seeks to achieve long-term capital appreciation by investing primarily in the following industries: hospitals, healthcare, pharmaceutical and medicine companies; and medical equipment and supply companies. The Fund is divided into two approximately equal subportfolios. One is the strategically managed portfolio, which is actively managed and holds a relatively small number of securities in which the managers have the highest confidence. The other is the enhanced index portfolio, which consists of securities selected from those in the benchmark Standard
& Poor's SuperComposite 1500 Health Care Index (S&P SC
Health Care Index). Quantitative models are used to create a sample that is representative of the Index, but with over- and underweighted holdings designed to increase the likelihood of performing better than the benchmark.

Portfolio Composition
    Sectors expressed as a percentage of
net assets as of 5/31/00
        55.4%    Pharmaceuticals
        10.6     Biotechnology
        10.5     Medical Devices/Equipment
         8.3     Medical Specialties
         6.9     Hospital Management
         8.3     Cash & Equivalents

Ten Largest Holdings
    Expressed as a percentage of
    net assets as of 5/31/00
    8.2%   Pfizer, Inc.
           Pharmaceuticals
    7.7    Warner-Lambert Co.
           Pharmaceuticals
    6.5    Merck & Co., Inc.
           Pharmaceuticals
    5.9    American Home Products Corp.
           Pharmaceuticals
    5.9    Pharmacia Corp.
           Pharmaceuticals
    4.3    Johnson & Johnson
           Medical Specialties
    3.8    Bristol-Myers Squibb Co.
           Pharmaceuticals
    3.3    Allergan, Inc.
           Medical Devices/Equipment
    3.2    Aviron
           Biotechnology
    3.1    Amgen, Inc.
           Biotechnology

Holdings are subject to change.

www.prudential.com     (800) 225-1852

Performance at a Glance


Cumulative Total Returns1                  As of 5/31/00
                     Six      One       Since
                    Months    Year    Inception2
Class A             30.17%    N/A       41.36%
Class B             29.60     N/A       40.36
Class C             29.60     N/A       40.36
Class Z             30.30     N/A       41.76
Lipper Health/
Biotechnology
Fund Avg.3          30.22     N/A       40.23


Average Annual Total Returns1               As of 6/30/00
                One       Since
                Year    Inception2
Class A        53.01%     53.01%
Class B        54.86      54.86
Class C        57.26      57.26
Class Z        61.57      61.57

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class
A shares.

Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 6/30/99.

3 Lipper average returns are for all funds in each share class for the six-month and since inception periods in the Health/Biotechnology Fund category. The Lipper average is unmanaged. Health/Biotechnology funds invest at least 65% of their assets in equity securities of companies engaged in healthcare, medicine, and biotechnology.

(LOGO)                             July 17, 2000

Dear Shareholder,
The health sector benefited when-beginning in March-investors turned away from expensive high-tech stocks in search of growth stocks that offered better value.
Although several of the giant drug companies that dominate the sector-Merck, Johnson & Johnson, Bristol-
Myers Squibb, and Schering-Plough-had negative net returns (some very substantial), the S&P SC Health Care
Index had a positive 6.47% return for the six-month period ended May 31, 2000.

The Prudential Health Sciences Fund is designed to be sensitive to the factors driving the S&P SC Health Care
Index. About half of the Fund's assets-its enhanced index portfolio-are managed to reflect the company size and industry composition of this benchmark. Nonetheless, the Fund as a whole substantially outperformed the Index because of the strong performance of its strategically managed portfolio. The 30.17% six-month return on the Fund's Class A shares-23.66% to those paying the maximum one-time Class A share sales charge-was in line with the 30.22% return of the Lipper Health/Biotechnology Fund
Average. Actively managed portfolios that could underweight the large poor performers in the sector had a decided advantage. The substantial outperformance of the Fund's strategically managed portfolio was primarily due to the exceptional returns on some of its holdings of smaller companies. It benefited from taking some profits on these before the market turned away from the most speculative stocks.

Yours sincerely,

John R. Strangfeld, President
Prudential Sector Funds, Inc.-Prudential Health Sciences Fund

Prudential Health Sciences Fund

Semiannual Report    May 31, 2000

INVESTMENT ADVISER'S REPORT

The six months ended May 31, 2000, included a dramatic peak in the prices of the most popular stocks. As we entered the reporting period, momentum-focused investors were favoring technology sectors and biotechnology, and were avoiding drug stocks. Concern about the implications of a potential federal drug benefit hurt the sector because investors feared some form of price control on drugs. Not surprisingly, the more speculative biotechnology stocks performed very well, sharing in the euphoria about new technologies.

The moderate gain of the S&P SC Health Care Index was driven largely by enthusiasm for Pfizer's purchase of Warner-Lambert and by a pair of large firms-Medtronic and Amgen. Our enhanced index portfolio performed in line with the Index. Our strategically managed portfolio had very substantial gains on its biotechnology holdings, most notably on Sequenom, Vertex Pharmaceuticals, ViroPharma, Sepracor, and Aviron (see Comments on Largest
Holdings). These were significant positions that appreciated greatly over our reporting period.

ViroPharma had been among our very largest investments.
Its oral drug Pleconaril failed its late-phase clinical trial for treating viral meningitis and viral respiratory infections. We already had realized some of our gains before the stock dropped, and we sold the remainder upon the announcement of the failed clinical trial. (We think the market overreacted to a short-term setback-the trial will be repeated. In the wake of the failed clinical trial, ViroPharma dropped to prices that made it an attractive investment once again.)

As share prices reached levels we considered unsustainable, we took our profits on many of our most momentum-driven positions, including Sequenom,
ViroPharma, Sciquest, Maxygen, and others. We generally take some of our profits when holdings have increased substantially in value. It is a discipline that helps preserve gains in a volatile sector.

Prudential Health Sciences Fund

Holdings expressed as a percentage of the specified portfolio

Comments on Largest Holdings-
Strategically Managed Portfolio  As of 5/31/00

8.5%    Pharmacia Corp./Pharmaceuticals
Pharmacia is a rapidly growing pharmaceutical firm with a very robust drug business, which includes its G.D. Searle subsidiary. The company is spinning off part of its agricultural business, which is somewhat clouded by opposition to genetically modified seeds. The FDA recently approved Zyvox, a product aimed at bacteria resistant to traditional antibiotics.
Searle's best-selling Celebrex treats arthritis.

8.3%    Warner-Lambert Co./Pharmaceuticals
After the end of our reporting period, Warner-Lambert became part of Pfizer. The combined company is the largest and fastest-growing drug firm in the United
States. It became our largest position. We expect annual earnings growth above 20% for the next few years.
Combined sales in 1999 were about $29 billion. Products include Viagra for impotence and Norvasc to reduce cholesterol.

8.2%    American Home Products Corp./Pharmaceuticals
American Home will launch a new series of products later this year. It received a breakup fee of $1.8 billion when Pfizer outbid its offer for Warner-Lambert. It sold its agricultural business to focus on pharmaceuticals, including Premarin (the most prescribed drug in the United States) for estrogen replacement and Effexor. The company also has substantial biotech holdings.

6.8%    Aviron/Biotechnology
Aviron has a flu vaccine that can be delivered through a nasal spray. This has great potential for filling a void that exists in the effort to vaccinate children for the flu-a largely unserved market today. It should be refiled with the FDA in the fourth quarter of 2000. Aviron's vaccines for croup and mononucleosis (in collaboration with SmithKline Beecham) are in trials. Aviron's shares rose 50% in our reporting period.

6.2%    Allergan, Inc./Medical Devices/Equipment
A specialty drug company focused on eye care, Allergan is expected to file for a new glaucoma product in late summer 2000. Botox has attracted attention for its wrinkle reduction capabilities, as well as for its intended purpose of treating muscle spasms.

         Holdings are subject to change.

Five Largest Holdings-Enhanced Index Portfolio    As of 5/31/00
                           Industry      % of Total Enhanced     % of S&P SC
Security                    Group        Index Market Value   Health Care Index*
Merck & Co., Inc.    Pharmaceuticals          12.0%                11.9%
Pfizer, Inc.         Pharmaceuticals          11.8                 12.0
Johnson & Johnson    Medical Specialties       8.6                  8.7
Warner-Lambert Co.   Pharmaceuticals           7.6                  7.5
Bristol-Myers
 Squibb Co.          Pharmaceuticals           7.5                  7.6

*Source: Standard & Poor's, based on data retrieved by Factset.

www.prudential.com            (800) 225-1852

Semiannual Report    May 31, 2000

THE MARKET TURNS
Early in March, the stock market saw a "flight to safety." Investors feared that rising interest rates would erode the current value of companies' future earnings. Because investors use current interest rates to discount the value of distant earnings, when interest rates are high, investors are no longer willing to pay huge premiums for earnings growth. As interest rates rose in 2000, many momentum-driven stocks in biotechnology dropped in market value.
We already had taken substantial profits by then. As these more speculative investments fell in price, drug stocks-which offered steadier growth at lower prices-moved up. The unpopularity of drug stocks had never been due to poor earnings; in fact, drug sales in the United
States rose a record 17% in 1999, according to a study by Express Scripts, a pharmacy benefit manager. Investors were simply distracted by the faster growth in technology.

THE DRUG INDUSTRY
The global drug industry is undergoing a restructuring in several ways. One is a trend to sell the agricultural product units that many firms had developed. They had thought that their core technologies in "life sciences" could add significant new revenue streams. This assumption lost its luster when it was realized that agricultural products are partly cyclical and partly unpredictable because of weather and other factors. They introduced turbulence into the growth pattern of pharmaceutical companies. So Pharmacia (formerly
Monsanto) is spinning off 20% of its agriculture operations later this year, while American Home Products is selling its agricultural subsidiary to BASF. The pharmaceuticals industry is also consolidating. Pfizer is merging with Warner-Lambert, and Glaxo with SmithKline
Beecham. Pharmacia is the result of a recently completed merger between Monsanto and Pharmacia & Upjohn (itself the product of an earlier merger). These consolidations should reduce the volatility of company earnings by increasing drug pipelines and reducing costs in research, development, and marketing.

Prudential Health Sciences Fund

Semiannual Report    May 31, 2000

Our strategically managed portfolio benefited from two of these mergers: Its gains on its Warner-Lambert holdings were substantial, while its holdings of the new Pharmacia also made a significant contribution to this period's return.

WHAT WENT POORLY
Visx is in the rapidly growing business of laser correction of vision problems. Strong competitive pressure that led to price cuts and concern about its ability to enforce its patents drove Visx's share price down drastically.
It had a substantial negative impact on our return, and we sold our shares in favor of more immediate opportunities. We also sold our holding in Bristol-Myers
Squibb after a modest share decline due to two setbacks:
a disappointing clinical trial result on Vanlev (for hypertension) and a loss in a patent suit on its cancer drug Taxol.

LOOKING AHEAD
If the U.S. economy continues to slow, as we expect, interest rates should stabilize. We expect earnings in the health sciences sector to continue to grow at present rates, which is a positive scenario for drug company share prices. However, continuing efforts in Washington to enact a Medicare drug benefit and to allow importation of drugs from overseas may cause volatility in the sector.

Prudential Health Sciences Fund Management Team

Prudential Health Sciences Fund

Semiannual Report    May 31, 2000

Financial
    Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited)

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  92.9%
Common Stocks  92.9%
-------------------------------------------------------------------------------------
Biotechnology  10.6%
      15,000   Aclara Biosciences, Inc.(a)                          $        395,625
      39,700   Alexion Pharmaceuticals, Inc.(a)                            1,476,344
     140,800   Amgen, Inc.(a)                                              8,958,400
     381,700   Aviron(a)                                                   9,232,369
      51,900   Biogen, Inc.(a)                                             2,828,550
      21,700   Chiron Corp.(a)                                               823,244
      21,000   Genentech, Inc.(a)                                          2,254,875
      23,800   Genzyme Corp.(a)                                            1,352,137
       1,100   Incyte Pharmaceuticals, Inc.(a)                                58,025
         900   Protein Design Labs, Inc.(a)                                   95,962
      30,900   QLT Photo Therapeutics, Inc.(a)                             1,512,169
       1,200   Serono SA (Switzerland)                                     1,055,635
                                                                    ----------------
                                                                          30,043,335
-------------------------------------------------------------------------------------
Drug/Medical/Dental Distribution  1.2%
      44,900   Cardinal Health, Inc.                                       2,912,888
       8,100   DENTSPLY International, Inc.                                  248,569
       3,000   Invacare Corp.                                                 74,250
       6,400   Sybron International Corp.(a)                                 202,800
                                                                    ----------------
                                                                           3,438,507
-------------------------------------------------------------------------------------
Hospital Management  6.9%
      17,700   Aetna, Inc.                                                 1,181,475
      87,000   Allscripts, Inc.(a)                                         2,414,250
       7,900   Beverly Enterprises, Inc.(a)                                   23,700
     541,800   Caremark Rx, Inc.(a)                                        3,284,662
     175,600   Columbia/HCA Healthcare Corp.                               4,741,200
      21,500   Express Scripts, Inc.(a)                                    1,152,937
       6,600   First Health Group Corp.(a)                                   231,000
      33,800   Foundation Health Systems, Inc.(a)                            405,600
      16,700   Health Management Associates, Inc.(a)                         197,269
      53,700   HEALTHSOUTH Corp.(a)                                          345,694
       3,200   Manor Care, Inc.(a)                                            22,600

    8                                      See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      35,400   Orthodontic Centers of America, Inc.(a)              $        811,988
      16,800   Oxford Health Plans, Inc.(a)                                  357,000
       8,100   Pacificare Health Systems, Inc.(a)                            524,981
      18,700   Quorum Health Group, Inc.(a)                                  180,572
       3,300   Rural/Metro Corp.(a)                                            3,919
      34,700   Tenet Healthcare Corp.(a)                                     889,187
       3,600   Trigon Healthcare, Inc.(a)                                    180,000
      27,600   UnitedHealth Group Inc.                                     2,057,925
         700   Universal Health Services, Inc.                                37,188
       7,200   Wellpoint Health Networks, Inc.(a)                            522,900
                                                                    ----------------
                                                                          19,566,047
-------------------------------------------------------------------------------------
Medical Devices/Equipment  10.5%
     138,200   Allergan, Inc.                                              9,492,612
      20,000   Aspect Medical Systems, Inc.(a)                               570,000
       4,400   Beckman Coulter, Inc.                                         264,550
      13,700   Biomet, Inc.(a)                                               494,056
      68,000   Boston Scientific Corp.(a)                                  1,742,500
       1,700   Datascope Corp.                                                63,963
     137,300   Guidant Corp.                                               6,950,812
      98,672   Medtronic, Inc.                                             5,093,942
      49,700   Novoste Corp.(a)                                            1,879,281
      20,000   ORATEC Interventions, Inc.(a)                                 755,000
      23,200   PE Biosystems Group Corp.                                   1,287,600
      28,300   ResMed, Inc.(a)                                               679,200
       2,900   Sola International, Inc.(a)                                    14,500
       5,600   St. Jude Medical, Inc.(a)                                     201,250
       2,900   Techne Corp.(a)                                               231,819
       8,900   Visx, Inc.(a)                                                 175,219
                                                                    ----------------
                                                                          29,896,304
-------------------------------------------------------------------------------------
Medical Specialties  8.3%
      56,500   Alkermes, Inc.(a)                                           2,069,312
      16,600   Baxter International, Inc.                                  1,103,900
       2,200   Cooper Company, Inc.                                           75,900
     336,900   Cygnus, Inc.(a)                                             2,716,256
     136,242   Johnson & Johnson                                          12,193,659

    See Notes to Financial Statements                                      9

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       4,356   Kimberly-Clark Corp.                                 $        263,538
      30,200   Mallinckrodt, Inc.                                            873,913
       9,700   MiniMed, Inc.(a)                                            1,159,150
      14,200   Respironics, Inc.(a)                                          228,088
     158,100   Sonic Innovations, Inc.(a)                                  2,618,531
       8,000   Stryker Corp.                                                 302,500
                                                                    ----------------
                                                                          23,604,747
-------------------------------------------------------------------------------------
Pharmaceuticals  55.4%
     143,900   Abbott Laboratories                                         5,854,931
       4,200   Alpharma, Inc.                                                207,900
     314,400   American Home Products Corp.                               16,938,300
     194,600   Bristol-Myers Squibb Co.                                   10,715,162
       1,200   Cephalon, Inc.(a)                                              62,100
         800   Cor Therapeutics, Inc.(a)                                      50,700
      16,600   Forest Laboratories, Inc.(a)                                1,469,100
      95,100   Glaxo Wellcome PLC, ADR (United Kingdom)                    5,355,319
      17,600   Ivax Corp.                                                    662,200
      32,200   Jones Pharma, Inc.                                          1,173,288
     107,900   Lilly (Eli) & Co.                                           8,213,887
      19,200   Medicis Pharmaceutical Corp.(a)                               897,600
      25,465   Medimmune, Inc.(a)                                          3,956,624
     247,600   Merck & Co., Inc.                                          18,477,150
       4,000   Millennium Pharmaceuticals, Inc.(a)                           334,500
     524,400   Pfizer, Inc.                                               23,368,575
     323,665   Pharmacia Corp.                                            16,810,351
     138,300   Schering-Plough Corp.                                       6,690,263
      65,700   Sepracor, Inc.(a)                                           6,282,563
       3,440   Shire Pharmaceuticals Group PLC, ADR (United
                Kingdom)(a)                                                  150,070
         900   Syncor International Corp.(a)                                  44,325
      27,800   Transkaryotic Therapies, Inc.(a)                              695,000
      99,300   Vertex Pharmaceuticals, Inc.(a)                             7,335,787
     180,400   Warner-Lambert Co.                                         22,031,350
                                                                    ----------------
                                                                         157,777,045
                                                                    ----------------
               Total long-term investments (cost $223,364,249)           264,325,985
                                                                    ----------------

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited) Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  5.0%
Corporate Bonds  4.3%
$     7,000   American Express Co.
               6.70%, 6/1/00                                       $      7,000,000
      5,314   General Electric Capital Corp.
               6.55%, 6/1/00                                              5,314,000
                                                                   ----------------
              Total corporate bonds (cost $12,314,000)                   12,314,000
-------------------------------------------------------------------------------------
Repurchase Agreement
         49   Joint Repurchase Agreement Account,
               6.307%, 6/1/00
               (cost $49,000; Note 5)                                        49,000
-------------------------------------------------------------------------------------
U.S. Government Securities  0.7%
      1,905   United States Treasury Bills
               5.22%, 6/22/00
               (cost $1,899,621)                                          1,899,802
                                                                   ----------------
              Total short-term investments (cost $14,262,621)            14,262,802
                                                                   ----------------
              Total Investments Before Short Sales  97.9%
               (cost $237,626,870; Note 4)                              278,588,787
-------------------------------------------------------------------------------------
INVESTMENTS SOLD SHORT  (1.1%)
Shares
   (17,500)   Human Genome Sciences, Inc.(a)                             (1,535,625)
   (18,300)   Millennium Pharmaceuticals, Inc.(a)                        (1,530,338)
                                                                   ----------------
              (proceeds $2,789,264)                                      (3,065,963)
                                                                   ----------------
              Total Investments, Net of Short Sales  96.8%              275,522,824
              Other assets in excess of liabilities  3.2%                 9,171,671
                                                                   ----------------
              Net Assets  100%                                     $    284,694,495
                                                                   ----------------
                                                                   ----------------

------------------------------
(a) Non-income producing security.
    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                    May 31, 2000
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $237,626,870)                           $278,588,787
Cash                                                                      44,314
Receivable for investments sold                                        9,318,989
Receivable for Fund shares sold                                          999,473
Dividends and interest receivable                                        510,334
Other assets                                                                 293
                                                                    ------------
      Total assets                                                   289,462,190
                                                                    ------------
LIABILITIES
Investments sold short, at value (proceeds $2,789,264)              $  3,065,963
Payable for investments purchased                                        615,548
Payable for Fund shares repurchased                                      488,776
Accrued expenses                                                         241,026
Distribution fees payable                                                190,317
Management fee payable                                                   142,487
Foreign withholding taxes payable                                         23,578
                                                                    ------------
      Total liabilities                                                4,767,695
                                                                    ------------
NET ASSETS                                                          $284,694,495
                                                                    ------------
                                                                    ------------
Net assets were comprised of:
   Common stock, at par                                             $    204,517
   Paid-in capital in excess of par                                  216,952,924
                                                                    ------------
                                                                     217,157,441
   Net investment loss                                                  (556,894)
   Accumulated net realized gain on investments and foreign
      currency transactions                                           27,408,730
   Net unrealized appreciation on investments                         40,685,218
                                                                    ------------
Net assets, May 31, 2000                                            $284,694,495
                                                                    ------------
                                                                    ------------

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    May 31, 2000
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($54,677,917 /
      3,907,601 shares of common stock issued and outstanding)            $13.99
   Maximum sales charge (5% of offering price)                               .74
                                                                    ------------
   Maximum offering price to public                                       $14.73
                                                                    ------------
                                                                    ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($148,511,563 / 10,689,316 shares of common stock issued
      and outstanding)                                                    $13.89
                                                                    ------------
                                                                    ------------
Class C:
   Net asset value and redemption price per share ($64,799,586 /
      4,663,905 shares of common stock issued and outstanding)            $13.89
   Sales charge (1% of offering price)                                       .14
                                                                    ------------
   Offering price to public                                               $14.03
                                                                    ------------
                                                                    ------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($16,705,429 / 1,190,832 shares of common stock issued and
      outstanding)                                                        $14.03
                                                                    ------------
                                                                    ------------

    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Operations (Unaudited)

                                                                      Six Months
                                                                        Ended
                                                                     May 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign witholding tax of $23,578)              $ 1,150,712
   Interest                                                              321,638
                                                                     ------------
      Total income                                                     1,472,350
                                                                     ------------
Expenses
   Management fee                                                        883,695
   Distribution fee--Class A                                              56,996
   Distribution fee--Class B                                             608,108
   Distribution fee--Class C                                             284,874
   Transfer agent's fees and expenses                                    171,000
   Registration fees                                                      60,000
   Custodian's fees and expenses                                          60,000
   Reports to shareholders                                                51,000
   Audit fee and expenses                                                 12,000
   Legal fees and expenses                                                 6,000
   Directors' fees                                                         5,000
   Miscellaneous                                                           1,968
                                                                     ------------
      Total expenses                                                   2,200,641
   Less: Management fee waiver (Note 2)                                 (176,739 )
                                                                     ------------
       Net expenses                                                    2,023,902
                                                                     ------------
Net investment loss                                                     (551,552 )
                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            29,030,183
   Foreign currency transactions                                          (5,342 )
                                                                     ------------
                                                                      29,024,841
                                                                     ------------
Net change in unrealized appreciation on investments                  27,553,561
                                                                     ------------
Net gain on investments                                               56,578,402
                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $56,026,850
                                                                     ------------
                                                                     ------------

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months      June 30, 1999(a)
                                                  Ended             Through
                                               May 31, 2000    November 30, 1999
---------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment loss                         $   (551,552)      $   (642,381)
   Net realized gain on investments and
      foreign currency transactions              29,024,841          1,720,697
   Net change in unrealized appreciation on
      investments                                27,553,561         13,131,657
                                               ------------    ------------------
   Net increase in net assets resulting from
      operations                                 56,026,850         14,209,973
                                               ------------    ------------------
Dividends and distributions (Note 1):
   Distributions from net realized gains
      Class A                                      (560,664)                --
      Class B                                    (1,526,461)                --
      Class C                                      (667,678)                --
      Class Z                                      (172,194)                --
                                               ------------    ------------------
                                                 (2,926,997)                --
                                               ------------    ------------------
Fund share transactions
   Net proceeds from shares sold                 89,325,546        180,151,042
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                               2,809,025                 --
   Cost of shares reacquired                    (41,178,449)       (13,722,495)
                                               ------------    ------------------
   Net increase in net assets from Fund
      share transactions                         50,956,122        166,428,547
                                               ------------    ------------------
Total increase                                  104,055,975        180,638,520
NET ASSETS
Beginning of period                             180,638,520                 --
                                               ------------    ------------------
End of period                                  $284,694,495       $180,638,520
                                               ------------    ------------------
                                               ------------    ------------------
------------------------------
(a) Commencement of investment operations.

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited)

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Prudential Financial Services Fund, Prudential Utility Fund, Prudential Technology Fund and Prudential Health Sciences Fund (the 'Fund'). Investment operations commenced on June 30, 1999. The Fund is non-diversified and it's investment objective is long-term capital appreciation which is sought by investing primarily in equity-related securities of U.S. companies engaged in the drug, healthcare, medicine, medical device and biotechnology group of industries.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.
      Securities Valuation:    Securities listed on a securities exchange and
NASDAQ National Market System securities are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Corporate bonds and U.S. Government securities are valued on the basis of valuations provided by a pricing service or principal market makers. Options traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange, and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.
      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
      In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
      All securities are valued as of 4:15 p.m., New York time.
    16

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Short Sales:    The Fund may sell a security it does not own in
anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to broker-dealer through which it made the short sale. The proceeds received from the short sale are maintained as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or at a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.
      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
      Reclassification of Capital Accounts:    The Company accounts and reports
for distributions to shareholders in accordance with 'Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies'. The effect on the Fund
                                                                          17

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited) Cont'd.

of applying this statement was to increase undistributed net investment loss by $5,342 and increase accumulated net realized gain on investments and foreign currency transactions by $5,342 due to realized foreign currency losses. Net investment loss, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreements with The Prudential Investment Corporation ('PIC') and Jennison Associates LLC ('Jennison'). Each subadviser furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC and Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets. PIC is compensated by PIFM for providing services to a portion of the Fund's assets. Jennison is compensated by PIFM for its services at the rate of .30 of 1% of the average daily net assets of the portion of the Fund that Jennison manages up to and including $300 million and .25 of 1% of such average daily net assets in excess of $300 million.
      PIFM has agreed to waive a portion (.15 of 1% of the Fund's average daily net assets) of its management fee, which amounted to $176,739 ($.0086 per share) for the six months ended May 31, 2000. The Fund is not required to reimburse PIFM for such waiver.
      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30% of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses
    18

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited) Cont'd.

under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended May 31, 2000.
      PIMS has advised the Fund that it received approximately $172,000 and $123,000 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the six months ended May 31, 2000. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
      PIMS has advised the Fund that for the six months ended May 31, 2000, it received approximately $202,000 and $43,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
      PIFM, PIC, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ('The Prudential').
      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the six months ended March 31, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the six months ended May 31, 2000, the Fund incurred fees of approximately $153,000 for the services of PMFS. As of May 31, 2000, approximately $19,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended May 31, 2000 were $250,078,148 and $211,567,204, respectively.
      The federal income tax basis of the Fund's investments at May 31, 2000 was $238,305,598 and, accordingly, net unrealized appreciation for federal income tax
                                                                          19

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited) Cont'd.

purposes was $37,217,226 (gross unrealized appreciation--$42,526,014; gross unrealized depreciation--$5,308,788).

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of May 31, 2000, the Fund had a .01% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $49,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:
      ABN AMRO Incorporated, 6.37%, in the principal amount of $110,000,000, repurchase price $110,019,464, due 6/1/00. The value of the collateral including accrued interest was $112,200,491.
      Bear, Stearns & Co. Inc., 6.37%, in the principal amount of $130,000,000, repurchase price $130,023,003, due 6/1/00. The value of the collateral including accrued interest was $133,856,194.
      Chase Securities Inc., 6.15%, in the principal amount of $114,985,000, repurchase price $115,004,643, due 6/1/00. The value of the collateral including accrued interest was $117,289,066.
      Credit Suisse First Boston Corp., 6.40%, in the principal amount of $90,000,000, repurchase price $90,016,000, due 6/1/00. The value of the collateral including accrued interest was $93,252,694.
      Salomon Smith Barney, Inc., 6.38%, in the principal amount of $220,000,000, repurchase price $220,038,989, due 6/1/00. The value of the collateral including accrued interest was $224,578,626.
      Warburg Dillon Read LLC, 6.20%, in the principal amount of $200,000,000, repurchase price $200,034,444, due 6/1/00. The value of the collateral including accrued interest was $204,004,940.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven
    20

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited) Cont'd.

years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.
      There are 400 million shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.
      As of May 31, 2000 PIFM owned 10 Class A shares, 10 Class B shares, 10 Class C shares and 10 Class Z shares.
      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended May 31, 2000:
Shares sold                                                   1,470,400    $  19,160,650
Shares issued in reinvestment of distributions                   38,339          532,140
Shares reacquired                                            (1,044,774)     (12,907,687)
                                                            -----------    -------------
Net increase in shares outstanding before conversion            463,965        6,785,103
Shares issued upon conversion from Class B                       70,787          967,705
                                                            -----------    -------------
Net increase in shares outstanding                              534,752    $   7,752,808
                                                            -----------    -------------
                                                            -----------    -------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                   3,887,815    $  38,863,218
Shares reacquired                                              (517,941)      (5,221,019)
                                                            -----------    -------------
Net increase in shares outstanding before conversion          3,369,874       33,642,199
Shares issued upon conversion from Class B                        2,975           30,317
                                                            -----------    -------------
Net increase in shares outstanding                            3,372,849    $  33,672,516
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Six months ended May 31, 2000:
Shares sold                                                   3,550,932    $  46,327,654
Shares issued in reinvestment of distributions                  105,422        1,453,777
Shares reacquired                                            (1,119,580)     (14,377,107)
                                                            -----------    -------------
Net increase in shares outstanding before conversion          2,536,774       33,404,324
Shares reacquired upon conversion into Class A                  (71,131)        (967,705)
                                                            -----------    -------------
Net increase in shares outstanding                            2,465,643    $  32,436,619
                                                            -----------    -------------
                                                            -----------    -------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                   8,576,932    $  85,677,986
Shares reacquired                                              (350,278)      (3,570,092)
                                                            -----------    -------------
Net increase in shares outstanding before conversion          8,226,654       82,107,894
Shares reacquired upon conversion into Class A                   (2,981)         (30,317)
                                                            -----------    -------------
Net increase in shares outstanding                            8,223,673    $  82,077,577
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          21

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended May 31, 2000:
Shares sold                                                   1,104,184    $  14,226,998
Shares issued in reinvestment of distributions                   47,409          653,773
Shares reacquired                                              (786,099)      (9,969,109)
                                                            -----------    -------------
Net increase in shares outstanding                              365,494    $   4,911,662
                                                            -----------    -------------
                                                            -----------    -------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                   4,638,743    $  46,390,371
Shares reacquired                                              (340,332)      (3,446,453)
                                                            -----------    -------------
Net increase in shares outstanding                            4,298,411    $  42,943,918
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended May 31, 2000:
Shares sold                                                     716,676    $   9,610,244
Shares issued in reinvestment of distributions                   12,165          169,335
Shares reacquired                                              (308,388)      (3,924,546)
                                                            -----------    -------------
Net increase in shares outstanding                              420,453    $   5,855,033
                                                            -----------    -------------
                                                            -----------    -------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold                                                     917,727    $   9,219,467
Shares reacquired                                              (147,348)      (1,484,931)
                                                            -----------    -------------
Net increase in shares outstanding                              770,379    $   7,734,536
                                                            -----------    -------------
                                                            -----------    -------------

------------------------------
(a) Commencement of investment operations.
    22

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights (Unaudited)

                                                          Class A
                                             ----------------------------------
                                              Six Months      June 30, 1999(b)
                                                Ended              Through
                                             May 31, 2000     November 30, 1999
-------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $  10.86            $ 10.00
                                             ------------         --------
Income from investment operations
Net investment gain (loss)(d)                       .01               (.02)
Net realized and unrealized gain on
   investments and foreign currency
   transactions                                    3.27                .88
                                             ------------         --------
      Total from investment operations             3.28                .86
Less distributions:
Distributions from net realized gains              (.15)                --
                                             ------------         --------
Net asset value, end of period                 $  13.99            $ 10.86
                                             ------------         --------
                                             ------------         --------
TOTAL RETURN(a):                                  30.17%              8.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                $ 54,678            $36,646
Average net assets (000)                       $ 45,597            $32,032
Ratios to average net assets(c)/(d):
   Expenses, including distribution fees           1.16%              1.59%
   Expenses, excluding distribution fees            .91%              1.34%
   Net investment gain (loss)                       .09%              (.43)%
For Class A, B, C and Z shares:
Portfolio turnover rate                              95%                61%

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    See Notes to Financial Statements                                     23

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights (Unaudited)

                                                          Class B
                                             ----------------------------------
                                              Six Months      June 30, 1999(b)
                                                Ended              Through
                                             May 31, 2000     November 30, 1999
-------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $  10.83            $ 10.00
                                             ------------         --------
Income from investment operations
Net investment loss(d)                             (.04)              (.05)
Net realized and unrealized gain on
   investments and foreign currency
   transactions                                    3.25                .88
                                             ------------         --------
      Total from investment operations             3.21                .83
Less distributions:
Distributions from net realized gains              (.15)                --
                                             ------------         --------
Net asset value, end of period                 $  13.89            $ 10.83
                                             ------------         --------
                                             ------------         --------
TOTAL RETURN(a):                                  29.60%              8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                $148,512            $89,061
Average net assets (000)                       $121,621            $74,448
Ratios to average net assets(c)/(d):
   Expenses, including distribution fees           1.91%              2.34%
   Expenses, excluding distribution fees            .91%              1.34%
   Net investment loss                             (.66)%            (1.20)%

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    24                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights (Unaudited)

                                                          Class C
                                             ----------------------------------
                                              Six Months      June 30, 1999(b)
                                                Ended              Through
                                             May 31, 2000     November 30, 1999
-------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $  10.83            $ 10.00
                                             ------------         --------
Income from investment operations
Net investment loss(d)                             (.04)              (.05)
Net realized and unrealized gain on
   investments and foreign currency
   transactions                                    3.25                .88
                                             ------------         --------
      Total from investment operations             3.21                .83
Less distributions:
Distributions from net realized gains              (.15)                --
                                             ------------         --------
Net asset value, end of period                 $  13.89            $ 10.83
                                             ------------         --------
                                             ------------         --------
TOTAL RETURN(a):                                  29.60%              8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                $ 64,800            $46,551
Average net assets (000)                       $ 56,975            $41,090
Ratios to average net assets(c)/(d):
   Expenses, including distribution fees           1.91%              2.34%
   Expenses, excluding distribution fees            .91%              1.34%
   Net investment loss                             (.67)%            (1.18)%

------------------------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    See Notes to Financial Statements                                     25

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights (Unaudited)

                                                          Class Z
                                             ----------------------------------
                                              Six Months      June 30, 1999(b)
                                                Ended              Through
                                             May 31, 2000     November 30, 1999
-------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $  10.88            $ 10.00
                                             ------------         --------
Income from investment operations
Net investment gain (loss)(d)                       .02               (.01)
Net realized and unrealized gain on
   investments and foreign currency
   transactions                                    3.28                .89
                                             ------------         --------
      Total from investment operations             3.30                .88
                                             ------------         --------
Less distributions:
Distributions from net realized gains              (.15)                --
                                             ------------         --------
Net asset value, end of period                 $  14.03            $ 10.88
                                             ------------         --------
                                             ------------         --------
TOTAL RETURN(a):                                  30.30%              8.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                $ 16,705            $ 8,381
Average net assets (000)                       $ 11,459            $ 6,932
Ratios to average net assets(c)/(d):
   Expenses, including distribution fees            .91%              1.34%
   Expenses, excluding distribution fees            .91%              1.34%
   Net investment gain (loss)                       .35%              (.20)%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    26                                     See Notes to Financial Statements

Prudential Health Sciences Fund

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports-or other financial materials-and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-sometimes very suddenly-in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.
Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Prudential Health Sciences Fund

Getting the Most from Your Prudential Mutual Fund

Leverage: The use of borrowed assets to enhance return.
The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S.
dollars.

www.prudential.com                       (800) 225-1852

For More Information
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols        NASDAQ     CUSIP
    Class A         PHLAX    74437K509
    Class B         PHLBX    74437K608
    Class C         PHLCX    74437K707
    Class Z          N/A     74437K806

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of May 31, 2000, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

MF188E4    74437K509    74437K608    74437K707    74437K806

(LOGO)  Printed on Recycled Paper

SEMIANNUAL REPORT  MAY 31, 2000

Prudential
Technology Fund

(GRAPHIC)

FUND TYPE Stock

OBJECTIVE Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Technology Fund seeks to achieve long-term capital appreciation. It invests primarily in securities of companies that its portfolio managers expect will derive a substantial portion of their sales from products or services in technology and technology-related activities in the computer, electronic, and electronic equipment industries. The Fund is divided into two approximately equal portfolios. One is the enhanced index portfolio consisting of securities selected from those in the benchmark Standard & Poor's SuperComposite1500
Technology Index (S&P SC Technology Index). Quantitative models are used to create a sample that is representative of the Index, but with overweighted and underweighted holdings designed to increase the likelihood of performing better than the benchmark. The other is the strategically managed portfolio, which holds securities in which the managers have the highest confidence.


Portfolio Composition
   Sectors expressed as a percentage of
net assets as of 5/31/00
      18.0%  Semiconductors
      14.4   Software
      10.7   Telecommunications Equipment
      10.0   Computer Hardware
       7.7   Fiber Optics
       7.2   Networking
       6.0   Telecommunications-Wireless
       5.3   Semiconductor Equipment
       5.3   Internet Software
       4.2   Electronics
       8.2   Other
       3.0   Cash & Equivalents

Ten Largest Holdings
   Expressed as a percentage of
   net assets as of 5/31/00
   7.0%   Intel Corp.
      Semiconductors
   6.3   Cisco Systems, Inc.
      Networking
   4.9   Microsoft Corp.
      Software
   4.4   Oracle Corp.
      Software
   3.9   Lucent Technologies, Inc.
      Telecommunications Equipment
   3.7   Corning, Inc.
      Fiber Optics
   3.4   America Online, Inc.
      Internet Software
   2.7   JDS Uniphase Corp.
      Fiber Optics
   2.3   Int'l Business Machines Corp.
      Computer Hardware
   2.3   Comverse Technology, Inc.
      Telecommunications Equipment
www.prudential.com            (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                 As of 5/31/00
                      Six     One      Since
                     Months   Year   Inception2
Class A              16.53%   N/A      60.34%
Class B              16.14    N/A      59.33
Class C              16.14    N/A      59.33
Class Z              16.66    N/A      60.74
Lipper Science
& Technology Fund
Avg.3                13.11    N/A      58.90


Average Annual Total Returns1          As of 6/30/00
                 One      Since
                 Year   Inception2
   Class A      72.16%    72.16%
   Class B      75.00     75.00
   Class C      77.20     77.20
   Class Z      81.73     81.73

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class
A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees.

2 Inception date: Class A, B, C, and Z, 6/30/99.

3 Lipper average returns are for all funds in each share class for the six-month and since inception periods in the Science & Technology Fund category. The Lipper average is unmanaged. Science & Technology funds invest at least 65% of their assets in science and technology stocks.

(LOGO)                                July 17, 2000

Dear Shareholder,
During the reporting period that covers the six months ended May 31, 2000, the Prudential Technology Fund's
Class A shares posted an impressive 16.53% return-10.71% for those paying the maximum one-time Class A share sales charge. This compares favorably to the 13.11% return for the Lipper Science & Technology Fund Average.

Overall, technology stocks added to the very strong returns they generated in 1999. In fact, during the last six months, the overall stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, rose only 2.90%. However, looking at the return of technology stocks during the reporting period does not tell the whole story. In fact, the first half and the second half of the period couldn't have been more dissimilar.

From December through mid-March, technology issues continued their rapid ascent. This astounded many financial experts, given the unprecedented rise in technology stocks throughout 1999. However, in March, signs of rising inflation, continued interest rate hikes, and high stock valuations caused investors to flee the technology-laden Nasdaq. This was punctuated by a 9.7% decline on April 14, 2000. While other types of stocks were dragged down, the Nasdaq experienced the brunt of the damage and, by period end, had fallen roughly 35% from its peak on March 10, 2000.

More recently, technology stocks have begun to rebound.
However, the short-term outlook for the overall stock market and technology shares remains uncertain. As such, we urge investors to maintain a diversified portfolio and a longer-term outlook.

Sincerely,

John R. Strangfeld, President
Prudential Sector Funds, Inc.-Prudential Technology Fund

Prudential Technology Fund

Semiannual Report   May 31, 2000

Investment Adviser's Report

The industry fixtures
Intel, Cisco Systems, and Microsoft-the three largest companies (by market capitalization) in the S&P SC
Technology Index-were among the Fund's largest holdings at the end of the reporting period. Since these stocks are such an important part of the Index, these firms will be represented in the Fund's holdings, although usually not to the extent that they dominate the Index.

During the period under review, Intel rose over 70%, and Cisco produced approximately a 33% return. However, Microsoft fell sharply due to concerns over the government's proposal to split the company into two separate entities. At this point, it's uncertain how this scenario will play out. Microsoft has vowed to fight the decision, and the case could end up being reviewed by the Supreme
Court before all is said and done.

The wireless boom continues
Overall, one of the biggest contributors to the Fund's performance during the period was its exposure to wireless communications infrastructure companies. In particular, firms that supply fiberoptic telecommunications systems produced outstanding returns.

As fiberoptic networks are expanded, consumers will be able to use their wireless phones to access the Internet, send and receive e-mail, and even execute stock trades.
In some countries, such as Japan, these features are already commonplace. However, in the United States, these enhancements have only recently been introduced, and a huge potential market remains untapped. Top Fund holdings in this area include Corning and JDS Uniphase (see
Comments on Largest Holdings).

Prudential Technology Fund

Holdings expressed as a percentage of the specified portfolio

Comments on Largest Holdings-
Strategically Managed Portfolio  As of 5/31/00

6.3%   Corning, Inc./Fiber Optics
A global provider of technology-based products, including optical fiber and cable. Earnings grew 50% during the 12-month period ended March 31, 2000. The firm's share price stabilized quickly during the technology sector correction.

5.3%   JDS Uniphase Corp./Fiber Optics
A leading provider of hardware for fiberoptic communications, its chips increase the carrying capacity of optical fibers. Earnings grew 179% during the 12-month period ended March 31, 2000, and the firm's five-year historical growth rate was 84%.

4.2%   Comverse Technology, Inc./Telecommunications
Equipment
A designer and manufacturer of computer and telecommunications systems for multimedia communications.
The firm's products allow phone providers to offer services used to generate incremental revenue, such as voicemail, fax, prepaid services, and call answering.

3.7%   America Online, Inc./Internet Software
A worldwide provider of interactive communications services offered through America Online and CompuServe.
Concerns over the firm's proposed merger with Time Warner detracted from performance, although it held up well during the technology correction.

3.6%   Oracle Corp./Software
A leading developer of large database software systems and provider of consulting and support services for the systems. The firm's systems software products feature the Oracle 8I relationship database management system, designed for Internet development and deployment.
Earnings grew 72% during the 12-month period ended March
31, 2000.

Holdings are subject to change.


Five Largest Holdings-Enhanced Index Portfolio   As of 5/31/00
                   Industry      % of Total Enhanced     % of S&P SC
Security            Group         Index Market Value   Technology Index*
Intel Corp.      Semiconductors         10.9%               10.4%
Cisco Systems,
   Inc.            Networking           10.1%               10.0%
Microsoft Corp.     Software             8.1%               8.2%
Oracle Corp.        Software             5.3%               5.1%
International
   Business
   Machines
   Corp.         Computer Hardware       4.7%               4.8%


*Source: Standard & Poor's, based on data retrieved by Factset.

www.prudential.com                      (800) 225-1852

Semiannual Report   May 31, 2000

Semiconductors revitalize consumer electronics
Another important area for the Fund has been its overweight position in semiconductors. These chips are most commonly known for their use in computers, and the Fund owns several traditional chip manufacturers. Another less publicized use of these chips has been in the consumer electronics industry. Digital cameras, high-definition televisions (HDTVs), and DVD players are but a few devices that rely on semiconductor chips to operate.
Sales of these types of products are growing rapidly, and this should drive the demand for these chips in the foreseeable future. Fund holdings in this area include
LSI Logic.

Carefully investing in the Internet
As we explained in our last report to shareholders, the Fund has veered away from business-to-consumer Internet stocks due to excessive valuations and, in many cases, questionable business plans. However, the Fund continues to participate in the vast opportunities provided by the Internet by investing in business-to-business firms and companies involved in the infrastructure of the Internet.
This strategy has allowed the Fund to focus on profitable companies rather than gamble on companies that can only hope to turn a profit at some point in the future.

A perfect example of a Fund holding in this area is Oracle (see Comments on Largest Holdings). The firm provides database software that drives many companies' information systems and websites. Oracle's earnings continue to exceed expectations, and its stock price rose substantially during the period.

Active management leading to outperformance
As the Fund invests almost exclusively in technology stocks, it was not possible to avoid the sharp decline in the sector that began in mid-March. However, the Fund held up much better than many of its counterparts. During the three-month period ended May 31, 2000, the Fund's Class A shares fell
17.81% versus a 27.69% decline in the Lipper Science &
Technology Fund Average.

Prudential Technology Fund

Semiannual Report   May 31, 2000

The Fund was able to sidestep the steepest losses through careful management of its portfolio. In addition to avoiding more speculative Internet companies, we rotated from smaller-cap issues in favor of larger-cap technology stocks that performed relatively better during the downturn. We also looked for firms that would not be as adversely affected by rising interest rates. Our fiberoptic holdings also held up relatively well, as demand for their products remained steady despite the market turmoil.

A positive long-term outlook
Despite the recent correction in the technology sector, we continue to believe that technology stocks are a sound, long-term investment. The only constant in the technology area is change, and with change comes investment opportunities. While much has been said and written about innovations such as the Internet and wireless communications, global penetration of these types of products remains low. As such, solid gains from firms in a wide variety of industries could be generated over the longer term.

As we've seen, there will undoubtedly be some bumps in the road. In the short term, technology performance could remain choppy, as uncertain economic conditions have unsettled investors. While we're not anticipating a recession, a significant economic slowdown could cause companies to cut capital spending budgets, and subsequently hurt technology stocks. Until the economic picture becomes clearer, stock prices continue to be volatile. In such a period, astute stock selection will become increasingly important.

Prudential Technology Fund Management Team

Prudential Technology Fund

Semiannual Report   May 31, 2000

Financial

   Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited)

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.0%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace/Defense  0.1%
       2,400   Litton Industries, Inc.(a)                           $        103,050
      25,300   Raytheon Co. (Class B)                                        592,969
                                                                    ----------------
                                                                             696,019
-------------------------------------------------------------------------------------
Computer Hardware  10.0%
      11,100   Apple Computer, Inc.(a)                                       932,400
      91,800   Compaq Computer Corp.                                       2,409,750
     190,400   Dell Computer Corp.(a)                                      8,211,000
      74,100   EMC Corp.(a)                                                8,618,756
      15,900   Gateway, Inc.(a)                                              787,050
      71,700   Hewlett-Packard Co.                                         8,612,962
     123,000   International Business Machines Corp.                      13,199,437
       8,600   NCR Corp.(a)                                                  362,813
       8,900   Quantum Corp. - DLT & Storage Systems(a)                       92,338
       8,000   SanDisk Corp.(a)                                              465,000
      15,600   Seagate Technology, Inc.(a)                                   904,800
       5,200   Storage Technology Corp.(a)                                    58,175
     112,600   Sun Microsystems, Inc.(a)                                   8,627,975
      19,600   Symbol Technologies, Inc.                                     863,625
      59,400   Tech Data Corp.(a)                                          2,231,213
                                                                    ----------------
                                                                          56,377,294
-------------------------------------------------------------------------------------
Computer Services  1.2%
      61,000   American Management Systems, Inc.(a)                        2,283,687
       2,200   Aspen Technology, Inc.(a)                                      45,375
       8,800   Comdisco, Inc.                                                225,500
       1,600   Computer Sciences Corp.(a)                                    153,500
       7,200   Dendrite International, Inc.(a)                               181,350
      31,800   Electronic Data Systems Corp.                               2,045,137
       1,500   Jack Henry & Associates, Inc.                                  65,227
       9,800   marchFIRST, Inc.(a)                                           184,975
       5,200   National Computer Systems, Inc.                               236,275
       7,100   Sapient Corp.(a)                                              709,556

    8                                      See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      10,100   Titan Corp.(a)                                       $        362,338
      17,700   Unisys Corp.(a)                                               480,113
                                                                    ----------------
                                                                           6,973,033
-------------------------------------------------------------------------------------
Data Processing/Management  2.4%
      70,000   Acxiom Corp.(a)                                             2,047,500
      44,100   Automatic Data Processing, Inc.                             2,422,744
      46,600   CheckFree Holdings Corp.(a)                                 1,948,462
      18,300   CSG Systems International, Inc.(a)                            910,425
       6,600   DST Systems, Inc.(a)                                          495,413
         800   FactSet Research Systems, Inc.                                 20,600
      29,000   First Data Corp.                                            1,625,812
      20,200   Fiserv, Inc.(a)                                               944,350
      92,100   Informix Corp.(a)                                             667,725
      36,750   Paychex, Inc.                                               1,286,250
      33,400   SunGuard Data Systems, Inc.(a)                              1,133,513
       2,500   Sybase, Inc.(a)                                                47,656
                                                                    ----------------
                                                                          13,550,450
-------------------------------------------------------------------------------------
Electronics  4.2%
       5,000   Actel Corp.(a)                                                145,625
      24,500   Analog Devices, Inc.(a)                                     1,886,500
       5,600   Arrow Electronics, Inc.                                       196,350
         200   Audiovox Corp.(a)                                               3,788
       2,369   Avnet, Inc.                                                   163,905
      15,000   Epcos AG (ADR)(a)                                           1,831,875
      39,900   Gemstar International Group, Ltd.(a)                        1,693,256
       2,200   International Rectifier Corp.(a)                               90,750
     147,800   Jabil Circuit, Inc.(a)                                      5,394,700
       5,100   KEMET Corp.(a)                                                342,656
         100   Kent Electronics Corp.(a)                                       2,775
      13,300   L-3 Communications Holdings, Inc.(a)                          744,800
      26,500   Linear Technology Corp.                                     1,565,156
       4,600   Mercury Computer Systems, Inc.(a)                             144,325
      11,300   Plexus Corp.(a)                                               943,550
       5,300   Polycom, Inc.(a)                                              445,531
      15,000   Sawtek, Inc.(a)                                               964,688

    See Notes to Financial Statements                                      9

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
     168,600   Solectron Corp.(a)                                   $      5,574,337
      19,000   Tektronix, Inc.(a)                                          1,016,500
         600   Trimble Navigation, Ltd.(a)                                    26,513
       9,100   Waters Corp.(a)                                               859,950
                                                                    ----------------
                                                                          24,037,530
-------------------------------------------------------------------------------------
Fiber Optics  7.7%
      14,500   CIENA Corp.(a)                                              1,735,469
     107,600   Corning, Inc.                                              20,813,875
       5,259   Harmonic, Inc.(a)                                             235,011
     173,400   JDS Uniphase Corp.(a)                                      15,259,200
         900   ONI Systems Corp.(a)                                           22,500
      24,000   SDL, Inc.(a)                                                5,437,500
                                                                    ----------------
                                                                          43,503,555
-------------------------------------------------------------------------------------
Financial Services  0.6%
      52,200   Concord EFS, Inc.(a)                                        1,265,850
       6,600   Equifax, Inc.                                                 182,737
       8,300   Investment Technology Group, Inc.                             280,125
      52,900   Safeguard Scientifics, Inc.(a)                              1,702,719
                                                                    ----------------
                                                                           3,431,431
-------------------------------------------------------------------------------------
Industrial Technology
       1,900   W. W. Grainger, Inc.                                           75,881
-------------------------------------------------------------------------------------
Internet Content  2.1%
      49,800   At Home Corp.(a)                                              921,300
      29,600   Go2Net, Inc.(a)                                             1,350,500
      37,400   Media Metrix, Inc.(a)                                       1,042,525
       7,500   National Information Consortium, Inc.(a)                      111,563
      26,400   Network Solutions, Inc.(a)                                  3,902,250
      39,000   Yahoo!, Inc.(a)                                             4,409,437
                                                                    ----------------
                                                                          11,737,575
-------------------------------------------------------------------------------------
Internet Software  5.3%
     362,000   America Online, Inc.(a)                                    19,186,000
      93,700   Exodus Communications, Inc.(a)                              6,611,706
       6,000   Macromedia, Inc.(a)                                           480,750

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      28,500   PC-Tel, Inc.(a)                                      $        762,375
      26,400   Proxicom, Inc.(a)                                           1,211,100
         300   Sequoia Software Corp.(a)                                       2,025
      17,800   Software.com, Inc.(a)                                       1,499,650
                                                                    ----------------
                                                                          29,753,606
-------------------------------------------------------------------------------------
Leisure & Tourism  0.2%
      35,800   Sabre Holdings Corp.(a)                                     1,029,250
-------------------------------------------------------------------------------------
Medical Technology  0.3%
       8,100   MedQuist, Inc.(a)                                             335,138
      20,700   PE Corp. - PE Biosystems Group                              1,148,850
                                                                    ----------------
                                                                           1,483,988
-------------------------------------------------------------------------------------
Networking  7.2%
      16,800   3Com Corp.(a)                                                 702,450
      15,000   Ancor Communications, Inc.(a)                                 395,625
       1,200   Anixter International, Inc.(a)                                 33,900
     630,700   Cisco Systems, Inc.(a)                                     35,910,481
      12,000   Extreme Networks, Inc.(a)                                     586,500
       7,100   Foundry Networks, Inc.(a)                                     447,744
      24,900   Network Appliance, Inc.(a)                                  1,607,606
      20,000   Visual Networks, Inc.(a)                                      992,500
                                                                    ----------------
                                                                          40,676,806
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.6%
       3,000   IKON Office Solutions, Inc.                                    15,000
      28,900   Lexmark International Group, Inc.(a)                        2,015,775
      43,600   Xerox Corp.                                                 1,182,650
                                                                    ----------------
                                                                           3,213,425
-------------------------------------------------------------------------------------
Photography  0.2%
      20,800   Eastman Kodak Co.                                           1,242,800
-------------------------------------------------------------------------------------
Semiconductors  18.0%
      10,100   Advanced Micro Devices, Inc.(a)                               822,519
       1,000   Alpha Industries, Inc.                                         46,063
      29,500   Altera Corp.(a)                                             2,533,312

    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      55,000   ANADIGICS, Inc.(a)                                   $      1,907,812
      30,200   Atmel Corp.(a)                                              1,153,262
      30,000   Broadcom Corp.(a)                                           3,901,875
       2,450   Burr-Brown Corp.(a)                                           139,497
       1,400   C-Cube Microsystems, Inc.(a)                                   24,063
      90,900   Conexant Systems, Inc.(a)                                   3,420,112
       6,900   Cypress Semiconductor Corp.(a)                                290,231
       7,000   Dallas Semiconductor Corp.                                    280,000
      61,700   Galileo Technology, Ltd.(a)                                 1,068,181
       6,000   General Semiconductor, Inc.                                    94,500
       5,400   Integrated Device Technology, Inc.(a)                         256,163
     316,800   Intel Corp.                                                39,501,000
      60,800   Intersil Holding Corp.(a)                                   2,378,800
      33,300   Lattice Semiconductor Corp.(a)                              1,975,106
     220,600   LSI Logic Corp.(a)                                         11,622,862
      26,900   Maxim Integrated Products, Inc.(a)                          1,706,469
      26,300   Metalink, Ltd.(a)                                             657,500
       5,400   Micrel, Inc.(a)                                               344,250
      20,000   Microchip Technology, Inc.(a)                               1,135,313
      31,500   Micron Technology, Inc.                                     2,203,031
      12,200   NVIDIA Corp.(a)                                             1,392,325
       1,500   QLogic Corp.(a)                                                73,688
     146,304   Texas Instruments, Inc.                                    10,570,464
       6,400   TranSwitch Corp.(a)                                           400,800
       6,600   TriQuint Semiconductor, Inc.(a)                               622,875
      64,000   Vitesse Semiconductor Corp.(a)                              3,240,000
     109,200   Xilinx, Inc.(a)                                             8,312,850
                                                                    ----------------
                                                                         102,074,923
-------------------------------------------------------------------------------------
Semiconductor Equipment  5.3%
     148,238   Applied Materials, Inc.(a)                                 12,377,873
      20,900   Asyst Technologies, Inc.(a)                                   843,838
       6,000   Helix Technology Corp.                                        204,375
      21,700   KLA-Tencor Corp.(a)                                         1,075,506
       6,000   Kulicke & Soffa Industries, Inc.(a)                           301,875
      60,000   Lam Research Corp.(a)                                       1,927,500
      40,800   Novellus Systems, Inc.(a)                                   1,966,050

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      67,600   Photronics, Inc.(a)                                  $      1,622,400
      18,200   PRI Automation, Inc.(a)                                       935,309
      88,000   Silicon Valley Group, Inc.(a)                               2,343,000
      52,600   Teradyne, Inc.(a)                                           4,523,600
      42,000   Varian Semiconductor Equipment Associates, Inc.(a)          2,002,875
                                                                    ----------------
                                                                          30,124,201
-------------------------------------------------------------------------------------
Software  14.4%
       8,100   Adobe Systems, Inc.                                           911,756
       1,600   Autodesk, Inc.                                                 59,500
      27,400   Cadence Design Systems, Inc.(a)                               438,400
      19,500   Citrix Systems, Inc.(a)                                     1,026,188
      31,168   Computer Associates International, Inc.                     1,605,152
       2,000   Electronic Arts, Inc.(a)                                      127,750
      82,800   HNC Software, Inc.(a)                                       3,394,800
       3,900   Intuit, Inc.(a)                                               141,375
       4,100   Mercury Interactive Corp.(a)                                  347,475
     442,560   Microsoft Corp.(a)                                         27,687,660
     155,200   Network Associates, Inc.(a)                                 3,395,000
      81,200   ONYX Software Corp.(a)                                      1,380,400
     347,600   Oracle Corp.(a)                                            24,983,750
      19,800   Parametric Technology Corp.(a)                                210,375
      39,200   PeopleSoft, Inc.(a)                                           541,450
       9,100   Rational Software Corp.(a)                                    667,144
      15,800   Siebel Systems, Inc.(a)                                     1,848,600
       8,500   Symantec Corp.(a)                                             558,875
      40,100   Synopsys, Inc.(a)                                           1,897,231
      86,750   VERITAS Software Corp.(a)                                  10,106,375
                                                                    ----------------
                                                                          81,329,256
-------------------------------------------------------------------------------------
Telecommunication Services  0.5%
       7,100   Aspect Communications Corp.(a)                                284,888
      19,100   Convergys Corp.(a)                                            858,306
      16,200   Covad Communications Group, Inc.(a)                           382,725
      52,800   ICG Communications, Inc.(a)                                   993,300
      16,000   Illuminet Holdings, Inc.(a)                                   610,000
                                                                    ----------------
                                                                           3,129,219

    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Telecommunications Equipment  10.7%
      47,900   ADC Telecommunications, Inc.(a)                      $      3,218,281
      14,000   ADTRAN, Inc.(a)                                               862,750
      29,900   Advanced Fibre Communications, Inc.(a)                      1,375,400
       1,600   Andrew Corp.(a)                                                56,200
      23,000   Aware, Inc.(a)                                              1,017,750
      18,400   CommScope, Inc.(a)                                            710,700
     144,400   Comverse Technology, Inc.(a)                               13,194,550
       1,100   Harris Corp.                                                   33,619
       9,400   Hughes Electronics Corp. (General Motors Corp. -
                Class 'H')                                                   925,312
     385,000   Lucent Technologies, Inc.                                  22,089,375
     206,800   Nortel Networks Corp.                                      11,231,825
      19,000   Orckit Communications, Ltd.(a)                                475,297
         200   Plantronics, Inc.(a)                                           17,075
      10,000   Scientific-Atlanta, Inc.                                      563,750
      32,100   Tellabs, Inc.(a)                                            2,084,494
      53,700   Tut Systems, Inc.(a)                                        2,778,975
                                                                    ----------------
                                                                          60,635,353
-------------------------------------------------------------------------------------
Telecommunications - Wireless  6.0%
      22,500   BreezeCom, Ltd.(a)                                            555,469
       7,800   Brightpoint, Inc.(a)                                           91,163
     159,800   CellStar Corp.(a)                                             449,437
       9,500   Digital Microwave Corp.(a)                                    265,406
      70,000   Glenayre Technologies, Inc.(a)                                573,125
     130,885   Motorola, Inc.                                             12,270,469
       2,600   Proxim, Inc.(a)                                               227,013
      57,100   QUALCOMM, Inc.(a)                                           3,790,012
      63,900   REMEC, Inc.(a)                                              2,168,606
     468,000   Telefonaktiebolaget LM Ericsson AB (ADR)                    9,594,000
      11,800   U.S. Unwired, Inc.(a)                                         129,063
      33,800   VoiceStream Wireless Corp.(a)                               3,870,100
                                                                    ----------------
                                                                          33,983,863
                                                                    ----------------
               Total long-term investments (cost $488,548,129)           549,059,458
                                                                    ----------------

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited) Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  3.2%
-------------------------------------------------------------------------------------
Repurchase Agreement
$    17,886   Joint Repurchase Agreement Account,
               6.31%, 6/1/00 (cost $17,886,000; Note 5)            $     17,886,000
                                                                   ----------------
              Total Investments  100.2% (cost $506,434,129; Note
               4)                                                       566,945,458
              Liabilities in excess of other assets  (0.2%)                (957,657)
                                                                   ----------------
              Net Assets  100%                                     $    565,987,801
                                                                   ----------------
                                                                   ----------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                    May 31, 2000
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $506,434,129)                           $566,945,458
Cash                                                                     325,503
Receivable for investments sold                                        9,322,879
Receivable for Fund shares sold                                        1,640,694
Dividends and interest receivable                                         86,875
Prepaid expenses                                                          11,055
                                                                    ------------
      Total assets                                                   578,332,464
                                                                    ------------
LIABILITIES
Payable for investments purchased                                     10,474,375
Payable for Fund shares reacquired                                     1,009,494
Distribution fee payable                                                 379,532
Management fee payable                                                   289,583
Accrued expenses and other liabilities                                   191,679
                                                                    ------------
      Total liabilities                                               12,344,663
                                                                    ------------
NET ASSETS                                                          $565,987,801
                                                                    ------------
                                                                    ------------
Net assets were comprised of:
   Common stock, at par                                             $    364,892
   Paid-in capital in excess of par                                  475,042,518
                                                                    ------------
                                                                     475,407,410
   Accumulated net investment loss                                    (3,424,409)
   Accumulated net realized gain on investments                       33,493,471
   Net unrealized appreciation on investments                         60,511,329
                                                                    ------------
Net assets, May 31, 2000                                            $565,987,801
                                                                    ------------
                                                                    ------------

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    May 31, 2000
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($133,432,289 /
      8,561,583 shares of common stock issued and outstanding)            $15.59
   Maximum sales charge (5% of offering price)                               .82
                                                                    ------------
   Maximum offering price to public                                       $16.41
                                                                    ------------
                                                                    ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($305,665,227 / 19,743,368 shares of common stock issued
      and outstanding)                                                    $15.48
                                                                    ------------
                                                                    ------------
Class C:
   Net asset value and redemption price per share ($106,530,090 /
      6,881,287 shares of common stock issued and outstanding)            $15.48
   Sales charge (1% of offering price)                                       .16
                                                                    ------------
   Offering price to public                                               $15.64
                                                                    ------------
                                                                    ------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($20,360,195 / 1,303,011 shares of common stock issued and
      outstanding)                                                        $15.63
                                                                    ------------
                                                                    ------------

    See Notes to Financial Statements                                     17

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Operations (Unaudited)

                                                                      Six Months
                                                                        Ended
                                                                     May 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Interest                                                          $   564,592
   Dividends                                                             271,240
   Less: Foreign withholding taxes                                        (8,875 )
                                                                     ------------
      Total income                                                       826,957
                                                                     ------------
Expenses
   Management fee                                                      2,017,276
   Distribution fee--Class A                                             156,479
   Distribution fee--Class B                                           1,431,749
   Distribution fee--Class C                                             530,268
   Transfer agent's fees and expenses                                    361,000
   Custodian's fees and expenses                                          61,000
   Registration fees                                                      43,000
   Reports to shareholders                                                28,000
   Audit fee and expenses                                                 13,000
   Directors' fees and expenses                                            8,000
   Legal fees and expenses                                                 4,000
   Miscellaneous                                                           1,049
                                                                     ------------
      Total expenses                                                   4,654,821
   Less: Management fee waiver (Note 2)                                 (403,455 )
                                                                     ------------
      Net expenses                                                     4,251,366
                                                                     ------------
Net investment loss                                                   (3,424,409 )
                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
   Investment transactions                                            34,584,088
   Financial futures contracts                                            31,603
                                                                     ------------
                                                                      34,615,691
Net decrease in unrealized appreciation on investments                (2,559,943 )
                                                                     ------------
Net gain on investments                                               32,055,748
                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $$28,631,339
                                                                     ------------
                                                                     ------------

    18                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Changes in Net Assets (Unaudited)

                                                 Six Months     June 30, 1999(a)
                                                   Ended             Through
                                                May 31, 2000    November 30, 1999
---------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment loss                          $ (3,424,409)     $  (1,301,156)
   Net realized gain on investment
      transactions                                34,615,691          9,670,846
   Net increase (decrease) in unrealized
      appreciation on investments                 (2,559,943)        63,071,272
                                                ------------    -----------------
   Net increase in net assets resulting from
      operations                                  28,631,339         71,440,962
                                                ------------    -----------------
Distributions from net realized capital gains
(Note 1)
   Class A                                          (669,978)        (1,498,101)
   Class B                                        (1,548,017)        (3,542,180)
   Class C                                          (540,111)        (1,538,490)
   Class Z                                          (104,204)          (289,280)
                                                ------------    -----------------
                                                  (2,862,310)        (6,868,051)
                                                ------------    -----------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                 322,729,836        260,789,621
   Net asset value of shares issued in
      reinvestment of distributions                9,378,174                 --
   Cost of shares reacquired                     (92,745,513)       (24,506,257)
                                                ------------    -----------------
   Net increase in net assets from Fund share
      transactions                               239,362,497        236,283,364
                                                ------------    -----------------
Total increase                                   265,131,526        300,856,275
NET ASSETS
Beginning of period                              300,856,275                 --
                                                ------------    -----------------
End of period                                   $565,987,801      $ 300,856,275
                                                ------------    -----------------
                                                ------------    -----------------
---------------
(a) Commencement of investment operations.

    See Notes to Financial Statements                                     19

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements (Unaudited)

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Company presently consists of four Portfolios: Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Utility Fund and Prudential Technology Fund (the 'Fund'). The Fund is non-diversified and its investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of technology companies. Technology companies include companies that will derive a substantial portion of their sales from products or services in technology and technology-related activities.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.
      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.
      In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
      All securities are valued as of 4:15 P.M., New York time.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes
    20

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements (Unaudited) Cont'd.

discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of debt securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures.
      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Fund intends to purchase against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
                                                                          21

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Offering and Organization Costs:    The Fund incurred approximately
$162,500 in connection with the organization of the Fund. Organization costs of $12,500 were expensed and offering costs of $150,000 are being amortized over a period of 12 months ending June 2000.

Note 2. Agreements
The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75% of the Fund's average daily net assets. PIFM has agreed to waive a portion (.15 of 1% of the Fund's average daily net assets) of its management fee which amounted to $403,455 ($0.011 per share for Class A, B, C and Z shares) for the six months ended May 31, 2000. The Fund is not required to reimburse PIFM for such waiver.
      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Company. The Company compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Company.
      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended May 31, 2000.
      PIMS has advised the Fund that it received approximately $704,200 and $348,600 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended May 31, 2000. From these fees,
    22

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements (Unaudited) Cont'd.

PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
      PIMS has advised the Fund that for the six months ended May 31, 2000, it received approximately $342,600 and $61,700 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.
      PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America.
      The Company, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the six months ended May 31, 2000.
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the six months ended May 31, 2000, the Fund incurred fees of approximately $316,500 for the services of PMFS. As of May 31, 2000, approximately $63,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
      For the six months ended May 31, 2000, Prudential Securities Incorporated, a wholly owned subsidiary of the Prudential Insurance Company of America, earned approximately $24,700 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended May 31, 2000, were $551,937,197 and $334,819,897, respectively.
      The federal income tax basis of the Fund's investments at May 31, 2000 was $515,565,645 and, accordingly, net unrealized appreciation for federal income tax
                                                                          23

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements (Unaudited) Cont'd.
purposes was $51,379,813 (gross unrealized appreciation--$103,557,621; gross unrealized depreciation--$52,177,808).
Note 5. Joint Repurchase Agreement Account
The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of May 31, 2000, the Fund had a 2.07% undivided interest in the joint account. The undivided interest for the Fund represents $17,886,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:
      ABN AMRO Incorporated, 6.37%, in the principal amount of $110,000,000, repurchase price $110,019,464, due 6/1/00. The value of the collateral including accrued interest was $112,200,491.
      Bear, Stearns & Co. Inc., 6.37%, in the principal amount of $130,000,000, repurchase price $130,023,003, due 6/1/00. The value of the collateral including accrued interest was $133,856,194.
      Chase Securities Inc., 6.15%, in the principal amount of $114,985,000, repurchase price $115,004,643, due 6/1/00. The value of the collateral including accrued interest was $117,289,066.
      Credit Suisse First Boston Corp., 6.40%, in the principal amount of $90,000,000, repurchase price $90,016,000, due 6/1/00. The value of the collateral including accrued interest was $93,252,694.
      Salomon Smith Barney, Inc., 6.38%, in the principal amount of $220,000,000, repurchase price $220,038,989, due 6/1/00. The value of the collateral including accrued interest was $224,578,626.
      Warburg Dillon Read LLC, 6.20%, in the principal amount of $200,000,000, repurchase price $200,034,444, due 6/1/00. The value of the collateral including accrued interest was $204,004,940.
    24

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
      There are 400 million shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.
      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended May 31, 2000:
Shares sold                                                   5,295,510    $  91,192,046
Shares issued in reinvestment of distributions                  147,327        2,085,243
Shares reacquired                                            (2,063,698)     (35,075,592)
                                                            -----------    -------------
Net increase in shares outstanding before conversion          3,379,139       58,201,697
Shares issued upon conversion from Class B                      272,510        5,246,715
                                                            -----------    -------------
Net increase in shares outstanding                            3,651,649    $  63,448,412
                                                            -----------    -------------
                                                            -----------    -------------
June 30, 1999(a) through November 30, 1999:
Shares sold                                                   6,084,868    $  64,145,519
Shares reacquired                                            (1,188,102)     (13,262,726)
                                                            -----------    -------------
Net increase in shares outstanding before conversion          4,896,766       50,882,793
Shares issued upon conversion from Class B                       13,168          149,719
                                                            -----------    -------------
Net increase in shares outstanding                            4,909,934    $  51,032,512
                                                            -----------    -------------
                                                            -----------    -------------
------------------------------
(a) Commencement of investment operations.

                                                                          25

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended May 31, 2000:
Shares sold                                                  10,301,102    $ 175,882,867
Shares issued in reinvestment of distributions                  345,964        4,876,138
Shares reacquired                                            (2,255,969)     (38,143,408)
                                                            -----------    -------------
Net increase in shares outstanding before conversion          8,391,097      142,615,597
Shares reacquired upon conversion into Class A                 (273,714)      (5,246,715)
                                                            -----------    -------------
Net increase in shares outstanding                            8,117,383    $ 137,368,882
                                                            -----------    -------------
                                                            -----------    -------------
June 30, 1999(a) through November 30, 1999:
Shares sold                                                  12,089,533    $ 129,326,211
Shares reacquired                                              (450,357)      (5,371,488)
                                                            -----------    -------------
Net increase in shares outstanding before conversion         11,639,176      123,954,723
Shares reacquired upon conversion into Class A                  (13,191)        (149,719)
                                                            -----------    -------------
Net increase in shares outstanding                           11,625,985    $ 123,805,004
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Six months ended May 31, 2000:
Shares sold                                                   2,619,605    $  44,617,850
Shares issued in reinvestment of distributions                  144,324        2,029,705
Shares reacquired                                              (834,037)     (14,164,986)
                                                            -----------    -------------
Net increase in shares outstanding                            1,929,892    $  32,482,569
                                                            -----------    -------------
                                                            -----------    -------------
June 30, 1999(a) through November 30, 1999:
Shares sold                                                   5,292,766    $  55,378,868
Shares reacquired                                              (341,371)      (3,851,186)
                                                            -----------    -------------
Net increase in shares outstanding                            4,951,395    $  51,527,682
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended May 31, 2000:
Shares sold                                                     643,953    $  11,037,073
Shares issued in reinvestment of distributions                   27,368          387,088
Shares reacquired                                              (312,995)      (5,361,527)
                                                            -----------    -------------
Net increase in shares outstanding                              358,326    $   6,062,634
                                                            -----------    -------------
                                                            -----------    -------------
June 30, 1999(a) through November 30, 1999:
Shares sold                                                   1,125,739    $  11,939,023
Shares reacquired                                              (181,054)      (2,020,857)
                                                            -----------    -------------
Net increase in shares outstanding                              944,685    $   9,918,166
                                                            -----------    -------------
                                                            -----------    -------------
---------------
(a) Commencement of investment operations.

    26

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights (Unaudited)

                                                                  Class A
                                                   --------------------------------------
                                                   Six Months Ended     June 30, 1999(b)
                                                       May 31,               Through
                                                         2000           November 30, 1999
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $  13.44              $ 10.00
                                                   ----------------         --------
Income from investment operations
Net investment loss(d)                                    (0.05)               (0.04)
Net realized and unrealized gains on
   investment transactions                                 2.60                 3.80
                                                   ----------------         --------
   Total from investment operations                        2.55                 3.76
                                                   ----------------         --------
Less distributions
Distributions from net realized gain on
investments                                               (0.40)               (0.32)
                                                   ----------------         --------
Net asset value, end of period                         $  15.59              $ 13.44
                                                   ----------------         --------
                                                   ----------------         --------
TOTAL RETURN(a)                                           16.53%               37.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $133,432              $65,991
Average net assets (000)                               $125,183              $46,443
Ratios to average net assets(c)(d):
   Expenses, including distribution and
      service (12b-1) fees                                 1.04%                1.47%
   Expenses, excluding distribution and
      service (12b-1) fees                                 0.79%                1.22%
   Net investment loss                                    (0.73)%              (1.00)%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                   65%                  38%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
                                                                          27

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights (Unaudited)

                                                                  Class B
                                                   --------------------------------------
                                                   Six Months Ended     June 30, 1999(b)
                                                       May 31,               Through
                                                         2000           November 30, 1999
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $  13.40             $   10.00
                                                   ----------------     -----------------
Income from investment operations
Net investment loss(d)                                    (0.11)                (0.06)
Net realized and unrealized gains on
   investment transactions                                 2.59                  3.78
                                                   ----------------     -----------------
   Total from investment operations                        2.48                  3.72
                                                   ----------------     -----------------
Less distributions
Distributions from net realized gain on
investments                                               (0.40)                (0.32)
                                                   ----------------     -----------------
Net asset value, end of period                         $  15.48             $   13.40
                                                   ----------------     -----------------
                                                   ----------------     -----------------
TOTAL RETURN(a)                                           16.14%                37.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $305,666             $ 155,801
Average net assets (000)                               $286,350             $  97,787
Ratios to average net assets(c)(d):
   Expenses, including distribution and
      service (12b-1) fees                                 1.79%                 2.22%
   Expenses, excluding distribution and
      service (12b-1) fees                                 0.79%                 1.22%
   Net investment loss                                    (1.49)%               (1.75)%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    28

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights (Unaudited)

                                                                  Class C
                                                   --------------------------------------
                                                   Six Months Ended     June 30, 1999(b)
                                                       May 31,               Through
                                                         2000           November 30, 1999
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $  13.40              $ 10.00
                                                   ----------------         --------        ---
Income from investment operations
Net investment loss(d)                                    (0.11)               (0.07)
Net realized and unrealized gains on
   investment transactions                                 2.59                 3.79
                                                   ----------------         --------
   Total from investment operations                        2.48                 3.72
                                                   ----------------         --------
Less distributions
Distributions from net realized gain on
investments                                               (0.40)               (0.32)
                                                   ----------------         --------
Net asset value, end of period                         $  15.48              $ 13.40
                                                   ----------------         --------
                                                   ----------------         --------
TOTAL RETURN(a)                                           16.14%               37.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $106,530              $66,353
Average net assets (000)                               $106,054              $46,510
Ratios to average net assets(c)(d):
   Expenses, including distribution and
      service (12b-1) fees                                 1.79%                2.22%
   Expenses, excluding distribution and
      service (12b-1) fees                                 0.79%                1.22%
   Net investment loss                                    (1.49)%              (1.75)%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
                                                                          29

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights (Unaudited)

                                                                  Class Z
                                                   --------------------------------------
                                                   Six Months Ended     June 30, 1999(b)
                                                       May 31,               Through
                                                         2000           November 30, 1999
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $  13.46              $ 10.00
                                                       --------             --------
Income from investment operations
Net investment loss(d)                                    (0.04)               (0.03)
Net realized and unrealized gains on
   investment transactions                                 2.61                 3.81
                                                       --------             --------
   Total from investment operations                        2.57                 3.78
                                                       --------             --------
Less distributions
Distributions from net realized gain on
investments                                               (0.40)               (0.32)
                                                       --------             --------
Net asset value, end of period                         $  15.63              $ 13.46
                                                       --------             --------
                                                       --------             --------
TOTAL RETURN(a)                                           16.66%               37.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $ 20,360              $12,711
Average net assets (000)                               $ 20,354              $ 8,743
Ratios to average net assets(c)(d):
   Expenses, including distribution and
      service (12b-1) fees                                 0.79%                1.22%
   Expenses, excluding distribution and
      service (12b-1) fees                                 0.79%                1.22%
   Net investment loss                                    (0.48)%               (.75)%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
    30

Prudential Technology Fund

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Prudential Technology Fund

Getting the Most from Your Prudential Mutual Fund

Investment Adviser's Report

The portfolio manager, who invests your money for you, reports on successful-and not-so-successful-strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information.
Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here-both realized and unrealized.

www.prudential.com           (800) 225-1852

Semiannual Report   May 31, 2000

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities.
The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent accountant's Report
Once a year, an outside auditor looks over our books and certifies that the financial statements are fairly presented and comply with generally accepted accounting principles.

Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Prudential Technology Fund

Getting the Most from Your Prudential Mutual Fund

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical $10,000
investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund-the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

www.prudential.com           (800) 225-1852

Semiannual Report   May 31, 2000

How many times have you read these reports-or other financial materials-and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-sometimes very suddenly-in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Prudential Technology Fund

Getting the Most from Your Prudential Mutual Fund

Leverage: The use of borrowed assets to enhance return.
The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.
Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S.
dollars.

www.prudential.com              (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols   NASDAQ    CUSIP
   Class A     PTYAX   74437K889
   Class B     PTYBX   74437K871
   Class C     PTYCX   74437K863
   Class Z     PTFZX   74437K855

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of May 31, 2000, were not audited and, accordingly, no opinion is expressed on them.

BULK RATE
U.S. POSTAGE
PAID
Permit 6807
New York, NY

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

MF188E6   74437K889   74437K871   74437K863   74437K855

(LOGO) Printed on Recycled Paper

SEMIANNUAL REPORT  MAY 31, 2000

Prudential
Utility Fund

FUND TYPE Stock

OBJECTIVE Total return through capital appreciation and current income

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Utility Fund invests in equity-related and investment-grade debt securities of utility companies-primarily electric, natural gas, gas pipeline, telephone and telecommunications, water, and cable-both in the United States and abroad. Utility investments can be affected by government regulations, the price of fuel, environmental factors, and interest rates. Foreign investments are subject to additional risks, including currency, political and social risks, and illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
   Sectors expressed as a percentage of
net assets as of 5/31/00
     U.S.   Foreign
      39.6%   3.7%  Electrical Power
      21.7    N/A   Gas Pipelines
      13.2    2.7   Telecommunications
      8.8     N/A   Oil & Gas
                    Exploration/Production
      2.9     1.5   Gas Distribution
      4.5     0.5   Miscellaneous
      0.9     N/A   Cash & Equivalents

Ten Largest Holdings
   Expressed as a percentage of
   net assets as of 5/31/00
   4.4%   Coastal Corp.
      Gas Pipelines
   3.5   El Paso Energy Corp.
      Gas Pipelines
   3.4   Williams Companies, Inc.
      Gas Pipelines
   3.4   Northeast Utilities Co.
      Electrical Power
   3.3   Dynegy, Inc.
      Gas Pipelines
   2.7   SBC Communications, Inc.
      Telecommunications
   2.6   Columbia Energy Group
      Gas Pipelines
   2.5   Kinder Morgan, Inc.
      Gas Pipelines
   2.5   Unicom Corp.
      Electrical Power
   2.5   CMS Energy Corp.
      Electrical Power
www.prudential.com      (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                       As of 5/31/00
                    Six      One      Five       Ten      Since
                   Months    Year     Years     Years   Inception2
Class A            16.83%   14.31%   129.96%   260.72%    261.62%
Class B            16.33    13.42    121.50    234.10    1592.92
Class C            16.33    13.42    121.50      N/A      130.75
Class Z            16.88    14.49     N/A        N/A      102.35
Lipper Utility
Fund Avg.3          5.58     9.61    114.42    256.86       ***

Average Annual Total Returns1                    As of 6/30/00
                One     Five      Ten      Since
                Year    Years    Years   Inception2
   Class A      5.91%   16.41%   12.79%    12.30%
   Class B      5.64    16.60    12.50     16.01
   Class C      8.53    16.48     N/A      14.52
   Class Z     11.75     N/A      N/A      17.05

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class
A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 8/10/81;
Class C, 8/1/94; and Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods in the Utility Fund category. The Lipper average is unmanaged. Utility funds invest at least 65% of their equity portfolios in utility shares.

***Lipper Since Inception returns are 260.63% for Class
A, 771.59% for Class B, 137.03% for
Class C, and 86.26% for Class Z, based on all funds in each share class.

(LOGO)                                  July 17, 2000

Dear Shareholder,
Since the beginning of the year 2000, there has been a sharp turnaround in the performance of gas and electricity stocks, which had been in a bear market for about six years. In our opinion, this turnaround was caused by the market's recognition of shifting supply/demand fundamentals within the industry. Electric utilities have not invested sufficiently in new U.S. electricity generation plants to provide for the country's growing needs. Widespread power shortages are expected this summer, with greatly improved pricing for firms that are well-positioned for this environment. The Prudential Utility Fund anticipated this energy shortage, and its Class A shares returned 16.83% over the six months ended May 31, 2000. The return was 11.83% to those paying the maximum one-time Class A share sales charge.

The Lipper Utility Fund Average for this period was only
5.58%-more than 11 percentage points below the Fund's return. The Lipper Average was pulled down by funds with greater exposure to the telecommunications industry, which corrected from steep gains in 1999. Although diversified across the various utility industries, the Prudential Utility Fund was focused on the power industries, where its managers thought it was easier to see who the future winners would be.

Yours sincerely,

John R. Strangfeld, President
Prudential Sector Funds, Inc.-Prudential Utility Fund

Prudential Utility Fund

Semiannual Report   May 31, 2000

Investment Adviser's Report

For some time now, we have focused on well-positioned natural gas and electric companies in anticipation of a national power generation shortage. This strategy paid off in the new year. Many of the energy utilities stocks that we owned have soared, while stocks generally have declined.

Power shortage means opportunity
You may have seen one of the many recent media stories that warns about the threat of brownouts and blackouts in many parts of the United States this summer due to a national power shortage. The measure of adequacy to meet peak demand is known as the "capacity reserve margin."
This was as high as 40.0% in the mid-1980s, but is now significantly below the 12.5% value set as a minimum by the North America Electricity Reliability Council.
Investment in new electricity generation capacity has not been adequate to secure a reliable supply. Moreover, most new plants are gas-burning, and natural gas inventories are well below normal. Both generating capacity and natural gas will be in strong demand for some time.

We focused on companies that have substantial generating capacity or command of the fuels that will be in short supply. As the gap between supply and demand widens this summer, we expect that these companies will become increasingly valuable. It's important to point out that this is not merely a summer phenomenon, although seasonal air-conditioning demand will likely widen the gap. Demand has been increasing regardless of the season, and generating capacity hasn't kept pace. In addition, almost all new plants burn environmentally friendly natural gas, while the means of delivering sufficient gas isn't yet in place. We believe this investment theme has a long way to go.

Prudential Utility Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 5/31/00
4.4%   Coastal Corp./Gas Pipelines
In January 2000, Coastal agreed to be acquired by El
Paso. The combined company will have a great exploration and production subsidiary and the largest gas pipeline system in the United States. It will be well-exposed to the burgeoning demand for natural gas as large numbers of gas-fired plants are built. Over this reporting period, Coastal shares rose 75% and El Paso shares rose 36%, reflecting investors' enthusiasm about the merger.

3.5%   El Paso Energy Corp./Gas Pipelines
See above.

3.4%   Williams Companies, Inc./Gas Pipelines
Williams owns a large U.S. gas pipeline system, and also has locked in the cost of large amounts of electricity at attractive prices. It can resell its surplus in the very favorable market this summer. Moreover, Williams has used its rights of way to build a modern fiberoptic telecommunications network-the fourth largest in the United States. It sold 15% of that network in October, and we estimate its remaining 85% to be worth billions of dollars. Earnings of both the gas and communications businesses should grow rapidly, providing a diversified revenue stream.

3.4%   Northeast Utilities Co./Electrical Power
Northeast is New England's largest electric utility. Con
Edison, pending regulatory approval, is purchasing it. We think the price will be at least 10% higher than the market value at our period end. The deal is expected to be completed by the end of 2000.

3.3%   Dynegy Inc./Gas Pipelines
Dynegy bought Illinova in February 2000, and now has more than 14,000 megawatts of generating power. With an exceptional trading operation and both gas and low-cost coal generators, it is in a strong position to supply spot power through the summer when other utilities are likely to run short of capacity.

Holdings are subject to change.

www.prudential.com                   (800) 225-1852

Semiannual Report   May 31, 2000

Merger and acquisition activity creates value
Our focus on companies with either strong management or undervalued physical assets has positioned us well for the considerable amount of merger and acquisition activity accompanying the restructuring of these industries. For example, consider our position in KN
Energy. Prior to this reporting period, after KN's plan to be acquired by Sempra fell through, the price of the stock plummeted. We made a very large opportunistic purchase of additional KN shares. Then KN engineered a merger with Kinder Morgan that brought in a management team that is well equipped to maximize the value of KN's substantial pipeline assets. The combined company took
Kinder Morgan's name. Our shares rose substantially at that time, and continued up another 62% over the six months covered by this report.

We also own both Coastal and El Paso Energy (see Comments on Largest Holdings), which have planned to merge. The combination will be a powerful player in the energy trading market.

We had owned Illinova on the basis of its low-cost, well-located, coal-fired generating plants and our strongly favorable opinion of its chief executive officer.
Illinova agreed to merge with Dynegy (see Comments on Largest Holdings), combining Dynegy's strong energy trading team and access to natural gas supplies with Illinova's coal plants. We gained 65% during this reporting period on our Dynegy holdings. We expect the new Dynegy to continue to benefit from its extraordinary flexibility to decide whether to sell its gas or burn it itself, and to shift among fuels for generating electricity.

Telecommunications
We expect to include the range of utility industries in our portfolio. However, we have significantly underweighted telecommunications recently. This hurt us in 1999, but allowed us to outperform most other utility funds by a large margin over this reporting period. Moreover, it permitted us to add to our telecommunications exposure as some attractive companies came down from their high share prices. We added CenturyTel, BellSouth, Alltel, and US West.

Prudential Utility Fund

Semiannual Report   May 31, 2000

Looking Ahead
We believe the benefits from the power shortage theme are far from over. Stocks in the gas and electric industries were in a massive long-term bear market between the beginning of 1994 and the beginning of 2000. They have a lot of catching-up to do. Despite the potential for strong earnings growth from the supply/demand imbalance, the stocks in the Standard & Poor's Utilities Index still sell at an average price/earnings multiple below 20, while those in the S&P 500 Index sell at 30 times earnings. This 50% price advantage remains very attractive. Eventually, we expect that we will scale down our focus over time as attractive opportunities appear elsewhere, but we expect to enjoy strong returns from these stocks for some time.


Prudential Utility Fund Management Team

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited)

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.1%
Common Stocks  98.2%
-------------------------------------------------------------------------------------
Business Services  1.5%
   1,435,100   Convergys Corp.(a)                                   $     64,489,806
-------------------------------------------------------------------------------------
Diversified Manufacturing  0.5%
   1,079,300   Viag AG (Germany)(b)                                       21,905,477
-------------------------------------------------------------------------------------
Electrical Power  43.2%
   2,165,200   Allegheny Energy, Inc.                                     66,985,875
   1,309,100   Avista Corp.(b)                                            29,291,113
   2,513,085   Cinergy Corp.                                              66,910,888
     975,400   Cleco Corp.                                                33,407,450
   4,509,000   CMS Energy Corp.(b)                                       102,579,750
   1,971,600   Constellation Energy Group                                 67,650,525
   2,815,400   DPL, Inc.                                                  65,985,938
   1,456,411   Duke Energy Corp.                                          84,835,941
   4,303,500   Energy East Corp.                                          91,987,312
   2,117,900   Entergy Corp.                                              61,419,100
   2,765,300   FirstEnergy Corp.                                          69,478,163
   1,060,500   FPL Group, Inc.                                            52,494,750
   2,031,300   GPU, Inc.                                                  57,384,225
   1,800,000   Korea Electric Power Corp. (ADR) (South Korea)(b)          28,125,000
   9,881,599   National Power PLC (United Kingdom)                        54,396,078
   6,345,500   Niagara Mohawk Holdings, Inc.                              93,199,531
   3,675,953   NiSource, Inc.                                             66,396,901
   6,367,300   Northeast Utilities                                       140,876,513
   1,144,905   NSTAR                                                      49,302,472
   1,445,900   PECO Energy Co.(b)                                         63,529,231
   2,032,300   Pinnacle West Capital Corp.                                72,654,725
   2,505,600   Public Service Co. of New Mexico                           41,812,200
   1,973,200   Puget Sound Energy, Inc.                                   45,506,925
     707,700   RGS Energy Group, Inc.                                     16,984,800
   9,027,967   ScottishPower PLC (United Kingdom)                         71,671,889
   2,904,440   Sierra Pacific Resources                                   41,932,853

    See Notes to Financial Statements                                      7

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
   1,642,500   Southern Co.                                         $     42,602,344
   2,461,400   Unicom Corp.                                              102,609,612
   1,760,140   Unisource Energy Corp.                                     27,062,153
                                                                    ----------------
                                                                       1,809,074,257
-------------------------------------------------------------------------------------
Gas Distribution  4.4%
   2,127,092   BG Group PLC (ADR) (United Kingdom)                        63,812,760
     686,500   Energen Corp.                                              15,188,813
   1,971,592   KeySpan Corp.(b)                                           60,133,556
     794,300   NICOR, Inc.                                                29,140,881
     610,800   Washington Gas Light Co.                                   16,262,550
                                                                    ----------------
                                                                         184,538,560
-------------------------------------------------------------------------------------
Gas Pipelines  20.9%
   1,682,700   Columbia Energy Group                                     108,849,656
   1,773,300   Dynegy, Inc.                                              136,765,762
   2,836,200   El Paso Energy Corp.                                      146,064,300
   1,921,700   Equitable Resources, Inc.                                  95,604,575
   3,239,950   Kinder Morgan, Inc.                                       105,703,369
     372,100   National Fuel Gas Co.                                      19,279,431
   4,285,800   Questar Corp.                                              87,055,313
   1,446,300   Western Gas Resources, Inc.                                32,812,931
   3,471,022   Williams Companies, Inc.                                  144,264,352
                                                                    ----------------
                                                                         876,399,689
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  8.8%
   3,007,050   Coastal Corp.                                             184,557,694
   1,100,000   Devon Energy Corp.                                         65,793,750
   1,607,310   EEX Corp.                                                   8,237,464
     632,600   Kerr-McGee Corp.                                           37,758,312
   1,484,300   Pioneer Natural Resources Co.(b)                           22,171,731
   2,100,000   Union Pacific Resources Group, Inc.                        49,743,750
                                                                    ----------------
                                                                         368,262,701
-------------------------------------------------------------------------------------
Power Generation  0.6%
   1,510,000   NRG Energy, Inc.(a)                                        25,103,750

    8                                      See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Real Estate Investment Trust  1.8%
   1,774,900   Crescent Real Estate Equities Co.                    $     36,274,519
     850,400   Equity Residential Properties Trust                        37,949,100
                                                                    ----------------
                                                                          74,223,619
-------------------------------------------------------------------------------------
Telecommunications  15.9%
     598,100   ALLTEL Corp.                                               39,138,169
   2,273,500   AT&T Corp.(b)                                              78,862,031
     625,800   AT&T Wireless Group(a)                                     17,874,412
     985,800   Bell Atlantic Corp.                                        52,124,175
     890,600   BellSouth Corp.                                            41,579,887
   1,888,200   CenturyTel, Inc.                                           50,981,400
     448,116   COMSAT Corp.                                               10,978,842
   1,658,400   Global Crossing Ltd.(a)/(b)                                41,563,650
     492,900   GTE Corp.                                                  31,175,925
     186,300   Infonet Services Corp.(a)                                   2,142,450
   1,038,700   Millicom International Cellular SA
                (Luxembourg)(a)/(b)                                       44,144,750
     699,900   Philippine Long Distance Telephone Co. (ADR)
                (Philippines)(b)                                          12,335,738
   2,574,950   SBC Communications, Inc.(b)                               112,493,128
     534,700   Sprint Corp.                                               32,349,350
      11,030   Tele Norte Leste Participacoes S.A.(ADR)(Brazil)              216,464
      94,200   Telecomunicacoes Brasileiras SA (ADR) (Brazil)(b)          10,903,650
     961,800   Telefonos de Mexico, SA de CV (ADR) (Mexico)(b)            46,827,637
     519,500   US West, Inc.                                              37,404,000
                                                                    ----------------
                                                                         663,095,658
-------------------------------------------------------------------------------------
Water  0.6%
   3,453,200   Azurix Corp.(a)                                            23,309,100
                                                                    ----------------
               Total common stocks (cost $2,764,324,174)               4,110,402,617
                                                                    ----------------

    See Notes to Financial Statements                                      9

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited) Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Preferred Stock  0.8%
-------------------------------------------------------------------------------------
Gas Pipelines
     705,700   Kinder Morgan, Inc. (cost $30,345,100)               $     31,756,500
                                                                    ----------------
Corporate Bonds  0.1%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Electrical Power
$      5,000   Texas Utilities Electric Co.,
                9.75%, 5/1/21 (cost $5,000,000)                            5,237,750
                                                                    ----------------
               Total long-term investments (cost $2,799,639,274)       4,147,396,867
                                                                    ----------------
SHORT-TERM INVESTMENTS  6.9%
Commercial Paper  5.0%
      12,000   Bombardier Capital Inc.(c)
                6.50%, 6/2/00                                             11,997,833
       3,236   Bombardier Capital Inc.(c)
                6.67%, 6/5/00                                              3,233,601
      15,300   GPU Australia Holdings(c)
                6.75%, 6/5/00                                             15,288,525
               GE Capital International Funding(c)
                6.38%, 8/7/00                                              9,989,367
      10,000
      17,000   6.52%, 6/1/00                                              16,858,371
               GPU Capital Inc.(c)
                6.70%, 6/9/00                                             11,982,133
      12,000
       9,000   6.75%, 6/12/00                                              8,981,438
      15,000   Cooper Tire & Rubber(c)
                6.90%, 6/13/00                                            14,965,500
      30,000   Heller Financial, Inc.(c)
                6.78%, 6/20/00                                            29,892,650
      41,000   Phillips Petroleum(c)
                6.85%, 6/20/00                                            40,851,774

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of May 31, 2000 (Unaudited) Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
$    25,000   Salomon Smith Barney Hldgs. Inc.(c)
               6.82%, 6/1/00                                       $     25,000,000
     15,929   Sears Roebuck Corp.(c)
               6.75%, 6/1/00                                             15,237,522
      5,000   Sprint Capital Corp.(c)
               6.72%, 6/1/00                                              4,976,667
                                                                   ----------------
              Total commercial paper (cost $209,255,381)                209,255,381
                                                                   ----------------
-------------------------------------------------------------------------------------
Repurchase Agreement  1.1%
     47,119   Joint Repurchase Agreement Account,
               6.31%, 6/1/00 (cost $47,119,000; Note 5)                  47,119,000
-------------------------------------------------------------------------------------
Time Deposit  0.2%
     12,218   Canadian Imperial Bank of Commerce(c)
               6.81%, 6/1/00 (cost $10,219,934)                          10,219,934
-------------------------------------------------------------------------------------
Time Deposit - Yankee  0.6%
     25,000   Deutsche Bank AG(c)
               6.81%, 6/1/00 (cost $25,004,731)                          25,004,731
                                                                   ----------------
              Total short-term investments (cost $291,599,046)          291,599,046
                                                                   ----------------
              Total Investments  106.0%
               (cost $3,091,238,320; Note 4)                          4,438,995,913
              Liabilities in excess of other assets  (6.0%)            (251,849,901)
                                                                   ----------------
              Net Assets  100%                                     $  4,187,146,012
                                                                   ----------------
                                                                   ----------------

------------------------------
(a) Non-income producing.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Corporation).
PLC--Public Limited Company (British Corporation).
SA-- Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).
    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                   May 31, 2000
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $3,091,238,320)                       $4,438,995,913
Foreign currency, at value (cost $850,530)                               817,418
Receivable for investments sold                                       16,484,077
Dividends and interest receivable                                     14,952,857
Receivable for securities lending                                      9,282,366
Receivable for Fund shares sold                                        1,508,704
Deferred expenses and other assets                                        60,110
                                                                  --------------
      Total assets                                                 4,482,101,445
                                                                  --------------
LIABILITIES
Payable to broker for collateral for securities on loan              243,023,500
Payable for investments purchased                                     32,377,716
Securities lending rebate payable                                      8,779,537
Payable for Fund shares reacquired                                     5,215,290
Accrued expenses and other liabilities                                 2,066,176
Distribution fee payable                                               1,624,101
Management fee payable                                                 1,414,144
Foreign withholding taxes payable                                        454,969
                                                                  --------------
      Total liabilities                                              294,955,433
                                                                  --------------
NET ASSETS                                                        $4,187,146,012
                                                                  --------------
                                                                  --------------
Net assets were comprised of:
   Common stock, at par                                           $    3,271,891
   Paid-in capital in excess of par                                2,303,547,016
                                                                  --------------
                                                                   2,306,818,907
   Undistributed net investment income                                26,847,124
   Accumulated net realized gain on investments                      505,796,097
   Net unrealized appreciation on investments and foreign
      currencies                                                   1,347,683,884
                                                                  --------------
Net assets, May 31, 2000                                          $4,187,146,012
                                                                  --------------
                                                                  --------------

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                   May 31, 2000
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($2,903,508,947 / 226,786,402 shares of common stock
      issued and outstanding)                                             $12.80
   Maximum sales charge (5% of offering price)                               .68
                                                                  --------------
   Maximum offering price to public                                       $13.48
                                                                  --------------
                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($1,212,293,588 / 94,832,523 shares of common
      stock issued and outstanding)                                       $12.78
                                                                  --------------
                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($20,666,286 / 1,616,517 shares of common stock issued
      and outstanding)                                                    $12.78
   Sales charge (1% of offering price)                                       .13
                                                                  --------------
   Offering price to public                                               $12.91
                                                                  --------------
                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($50,677,191 / 3,953,629 shares of common stock
      issued and outstanding)                                             $12.82
                                                                  --------------
                                                                  --------------

    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                      Ended
                                                                   May 31, 2000
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $891,266,
      $1,616,312 and $3,291,897, respectively)                     $ 70,986,948
   Interest                                                           1,309,401
   Income from securities loaned (net of rebate $8,211,302 and
      $8,791,540)                                                       586,458
                                                                   ------------
      Total income                                                   72,882,807
                                                                   ------------
Expenses
   Management fee                                                     8,227,298
   Distribution fee--Class A                                          3,414,496
   Distribution fee--Class B                                          6,170,308
   Distribution fee--Class C                                            100,818
   Transfer agent's fees and expenses                                 2,444,000
   Reports to shareholders                                              198,000
   Custodian's fees and expenses                                        178,000
   Insurance                                                             27,000
   Registration fees                                                     25,000
   Audit fees and expenses                                               23,000
   Legal fees and expenses                                               22,000
   Directors' fees                                                       22,000
   Miscellaneous                                                          8,513
                                                                   ------------
      Total expenses                                                 20,860,433
                                                                   ------------
Net investment income                                                52,022,374
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                         $440,441,568
   Foreign currency transactions                                       (494,283)
                                                                   ------------
                                                                    439,947,285
                                                                   ------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                      128,320,746
   Foreign currencies                                                   (33,112)
                                                                   ------------
                                                                    128,287,634
                                                                   ------------
Net gain on investments and foreign currencies                      568,234,919
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $620,257,293
                                                                   ------------
                                                                   ------------

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Changes in Net Assets (Unaudited)

                                                    Eleven Months
                                    Six Months          Ended           Year Ended
                                      Ended          November 30,      December 31,
                                   May 31, 2000          1999              1998
------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
 Net investment income            $   52,022,374    $   88,135,214    $  101,425,211
 Net realized gain on
   investments and foreign
   currency transactions             439,947,285       401,848,174       392,411,532
 Net change in unrealized
   appreciation/
   depreciation of investments
   and foreign currency
   transactions                      128,287,634      (349,278,639)     (137,310,063)
                                  --------------    --------------    --------------   ---
 Net increase in net assets
   resulting from operations         620,257,293       140,704,749       356,526,680
                                  --------------    --------------    --------------   ---
Dividends and distributions
                  (Note 1):
 Dividends from net investment
   income
   Class A                           (16,336,806)      (64,280,177)      (68,056,406)
   Class B                            (4,648,938)      (25,800,181)      (37,778,258)
   Class C                               (77,163)         (392,291)         (384,643)
   Class Z                              (242,202)       (1,080,264)       (1,307,870)
                                  --------------    --------------    --------------   ---
                                     (21,305,109)      (91,552,913)     (107,527,177)
                                  --------------    --------------    --------------   ---
 Distributions in excess of net
   investment income
   Class A                                    --        (2,268,012)               --
   Class B                                    --          (910,314)               --
   Class C                                    --           (13,841)               --
   Class Z                                    --           (38,115)               --
                                  --------------    --------------    --------------   ---
                                              --        (3,230,282)               --
                                  --------------    --------------    --------------   ---
 Distributions from net realized
   capital gains
   Class A                                    --      (257,055,029)     (197,560,744)
   Class B                                    --      (144,261,482)     (153,950,412)
   Class C                                    --        (2,290,179)       (1,758,047)
   Class Z                                    --        (3,815,172)       (3,456,422)
                                  --------------    --------------    --------------   ---
                                              --      (407,421,862)     (356,725,625)
                                  --------------    --------------    --------------   ---

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Changes in Net Assets (Unaudited) Cont'd.

                                                    Eleven Months
                                    Six Months          Ended           Year Ended
                                      Ended          November 30,      December 31,
                                   May 31, 2000          1999              1998
------------------------------------------------------------------------------------
Fund share transactions (net of
 share conversions) (Note 6)
 Net proceeds from shares sold    $  237,576,454    $  338,658,783    $  598,995,199
 Net asset value of shares
   issued in reinvestment of
   dividends and distributions       337,678,414       141,116,049       426,138,453
 Cost of shares reacquired          (788,680,895)   (1,120,939,298)     (883,989,695)
                                  --------------    --------------    --------------   ---
 Net increase (decrease) in net
   assets from Fund share
   transactions                     (213,426,027)     (641,164,466)      141,143,957
                                  --------------    --------------    --------------   ---
Total increase (decrease)            385,526,157    (1,002,664,774)       33,417,835
NET ASSETS
Beginning of period                3,801,619,855     4,804,284,629     4,770,866,794
                                  --------------    --------------    --------------   ---
End of period(a)                  $4,187,146,012    $3,801,619,855    $4,804,284,629
                                  --------------    --------------    --------------   ---
                                  --------------    --------------    --------------   ---
------------------------------
(a) Includes undistributed net
    investment income of:         $   26,847,124    $           --    $    3,417,699
                                  --------------    --------------    --------------   ---

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements (Unaudited)
      Prudential Sector Funds, Inc. (the 'Company'), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four separate funds, one of which is Prudential Utility Fund (the 'Fund'). Subsequent to December 31, 1998 (the Company's prior fiscal year-end), the Company changed its fiscal year-end to November 30. The Fund is diversified and its investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The ability of issuers of certain debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.
      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Corporate bonds (other than convertible) and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent or principal market maker. Convertible debt securities are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options are valued at the mean between the most recently quoted bid and asked prices on the exchange on which they are traded. Futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or, if there was no sale on such day at the mean between the most recently quoted bid and asked prices. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee based upon procedures adopted by the Board of Directors in consultation with the manager or subadviser.
      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Company's policy that its custodian
                                                                          17

       Prudential Sector Funds, Inc.     Prudential Utility Fund (Unaudited)
             Notes to Financial Statements Cont'd.

or designated subcustodians under triparty repurchase agreements, as the case may be, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
      All securities are valued as of 4:15 P.M., New York time.
      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;
      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.
      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.
      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.
      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is
    18

       Prudential Sector Funds, Inc.     Prudential Utility Fund (Unaudited)
             Notes to Financial Statements Cont'd.

recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discount on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.
      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
      Dividends and Distributions:    Dividends from net investment income are
declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Securities Lending:    The Fund may lend securities to broker-dealers. The
loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the six months months ended May 31, 2000, PSI has been compensated approximately $183,300 for these services. As of May 31, 2000, approximately $49,900 of such compensation was due to PSI.
      Taxes:    For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
                                                                          19

       Prudential Sector Funds, Inc.     Prudential Utility Fund (Unaudited)
             Notes to Financial Statements Cont'd.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
      Reclassification of Capital Accounts:    The Company accounts for and
reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect for the Fund of applying this statement was to decrease undistributed net investment income and increase accumulated net realized gain on investments by $494,283 for realized foreign currency losses during the six months ended May 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60% of the Fund's average daily net assets up to $250 million,
 .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion.
      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Company compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses
    20

       Prudential Sector Funds, Inc.     Prudential Utility Fund (Unaudited)
             Notes to Financial Statements Cont'd.

under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended May 31, 2000.
      PIMS has advised the Fund that it received approximately $202,200 and $13,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended May 31, 2000. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
      PIMS has advised the Fund that for the six months ended May 31, 2000, it received approximately $877,600 and $10,200 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.
      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').
      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the six months ended May 31, 2000.
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the six months ended May 31, 2000, the Fund incurred fees of approximately $1,922,300 for the services of PMFS. As of May 31, 2000, approximately $312,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
      For the six months ended May 31, 2000, PSI earned approximately $130,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended May 31, 2000, were $683,662,365 and $1,174,460,070, respectively.
                                                                          21

       Prudential Sector Funds, Inc.     Prudential Utility Fund (Unaudited)
             Notes to Financial Statements Cont'd.

      The cost basis of investments for federal income tax purposes at May 31, 2000 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation for federal income tax purposes was $1,347,727,593 (gross unrealized appreciation-$1,489,430,700; gross unrealized depreciation-
$141,703,700).
      As of May 31, 2000, the Fund had securities on loan with an aggregate market value of $232,988,407. The Fund received $243,023,500 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.
Note 5. Joint Repurchase Agreement Account
The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of May 31, 2000, the Fund had a 5.45% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $47,119,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:
      ABN AMRO Incorporated, 6.37%, in the principal amount of $110,000,000, repurchase price $110,019,464, due 6/1/00. The value of the collateral including accrued interest was $112,200,491.
      Bear, Stearns & Co. Inc., 6.37%, in the principal amount of $130,000,000, repurchase price $130,023,003, due 6/1/00. The value of the collateral including accrued interest was $133,856,194.
      Chase Securities Inc., 6.15%, in the principal amount of $114,985,000, repurchase price $115,004,643, due 6/1/00. The value of the collateral including accrued interest was $117,289,066.
      Credit Suisse First Boston Corp., 6.40%, in the principal amount of $90,000,000, repurchase price $90,016,000, due 6/1/00. The value of the collateral including accrued interest was $93,252,694.
      Salomon Smith Barney, Inc., 6.38%, in the principal amount of $220,000,000, repurchase price $220,038,989, due 6/1/00. The value of the collateral including accrued interest was $224,578,626.
      Warburg Dillon Read LLC, 6.20%, in the principal amount of $200,000,000, repurchase price $200,034,444, due 6/1/00. The value of the collateral including accrued interest was $204,004,940.
    22

       Prudential Sector Funds, Inc.     Prudential Utility Fund (Unaudited)
             Notes to Financial Statements Cont'd.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
      There are 800 million shares of $.01 par value per share common stock authorized which consists of 400 million shares of Class A common stock, 300 million shares of Class B common stock, 50 million shares of Class C common stock and 50 million shares of Class Z common stock.
                                                                          23

       Prudential Sector Funds, Inc.     Prudential Utility Fund (Unaudited)
             Notes to Financial Statements Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Six months ended May 30, 2000:
Shares sold                                                12,815,008    $   144,212,094
Shares issued in reinvestment of dividends and
  distributions                                            19,698,898        219,902,417
Shares reacquired                                         (36,252,633)      (417,450,307)
                                                         ------------    ---------------
Net decrease in shares outstanding before conversion       (3,738,727)       (53,335,796)
Shares issued upon conversion from Class B                  9,055,252        100,624,462
                                                         ------------    ---------------
Net increase in shares outstanding                          5,316,525    $    47,288,666
                                                         ------------    ---------------
                                                         ------------    ---------------
Eleven months ended November 30, 1999:
Shares sold                                                14,785,271    $   181,083,952
Shares issued in reinvestment of dividends and
  distributions                                             7,855,395         89,975,001
Shares reacquired                                         (44,526,267)      (531,780,531)
                                                         ------------    ---------------
Net decrease in shares outstanding before conversion      (21,885,601)      (260,721,578)
Shares issued upon conversion from Class B                 16,038,997        193,752,614
                                                         ------------    ---------------
Net decrease in shares outstanding                         (5,846,604)   $   (66,968,964)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 1998:
Shares sold                                                19,037,525    $   237,779,818
Shares issued in reinvestment of dividends and
  distributions                                            19,621,888        242,393,959
Shares reacquired                                         (29,837,592)      (374,504,596)
                                                         ------------    ---------------
Net increase in shares outstanding before conversion        8,821,821        105,669,181
Shares issued upon conversion from Class B                  9,025,214        109,890,889
                                                         ------------    ---------------
Net increase in shares outstanding                         17,847,035    $   215,560,070
                                                         ------------    ---------------
                                                         ------------    ---------------
Class B
-------------------------------------------------------
Six months ended May 30, 2000:
Shares sold                                                 6,026,971    $    69,347,425
Shares issued in reinvestment of dividends and
  distributions                                            10,089,477        112,492,329
Shares reacquired                                         (30,761,938)      (348,751,653)
                                                         ------------    ---------------
Net decrease in shares outstanding before conversion      (14,645,490)      (166,911,899)
Shares reacquired upon conversion into Class A             (9,062,649)      (100,624,462)
                                                         ------------    ---------------
Net decrease in shares outstanding                        (23,708,139)   $  (267,536,361)
                                                         ------------    ---------------
                                                         ------------    ---------------
Eleven months ended November 30, 1999:
Shares sold                                                10,783,081    $   126,624,035
Shares issued in reinvestment of dividends and
  distributions                                             4,297,088         48,815,688
Shares reacquired                                         (45,653,985)      (543,633,642)
                                                         ------------    ---------------
Net decrease in shares outstanding before conversion      (30,573,816)      (368,193,919)
Shares reacquired upon conversion into Class A            (16,065,511)      (193,752,614)
                                                         ------------    ---------------
Net decrease in shares outstanding                        (46,639,327)   $  (561,946,533)
                                                         ------------    ---------------
                                                         ------------    ---------------

    24

       Prudential Sector Funds, Inc.     Prudential Utility Fund (Unaudited)
             Notes to Financial Statements Cont'd.

Class B                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Year ended December 31, 1998:
Shares sold                                                24,489,734    $   307,013,338
Shares issued in reinvestment of dividends and
  distributions                                            14,344,999        177,016,698
Shares reacquired                                         (37,529,567)      (468,939,125)
                                                         ------------    ---------------
Net increase in shares outstanding before conversion        1,305,166         15,090,911
Shares reacquired upon conversion into Class A             (9,136,008)      (109,890,889)
                                                         ------------    ---------------
Net decrease in shares outstanding                         (7,830,842)   $   (94,799,978)
                                                         ------------    ---------------
                                                         ------------    ---------------
Class C
-------------------------------------------------------
Six months ended May 30, 2000:
Shares sold                                                   259,709    $     3,034,965
Shares issued in reinvestment of dividends and
  distributions                                               159,413          1,777,532
Shares reacquired                                            (667,642)        (7,564,025)
                                                         ------------    ---------------
Net decrease in shares outstanding                           (248,520)   $    (2,751,528)
                                                         ------------    ---------------
                                                         ------------    ---------------
Eleven months ended November 30, 1999:
Shares sold                                                 1,061,776    $    12,462,807
Shares issued in reinvestment of dividends and
  distributions                                                62,086            706,720
Shares reacquired                                          (1,506,051)       (17,415,310)
                                                         ------------    ---------------
Net decrease in shares outstanding                           (382,189)   $    (4,245,783)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 1998:
Shares sold                                                 1,692,797    $    21,154,562
Shares issued in reinvestment of dividends and
  distributions                                               161,515          1,983,980
Shares reacquired                                            (701,686)        (8,661,428)
                                                         ------------    ---------------
Net increase in shares outstanding                          1,152,626    $    14,477,114
                                                         ------------    ---------------
                                                         ------------    ---------------
Class Z
-------------------------------------------------------
Six months ended May 30, 2000:
Shares sold                                                 1,748,338    $    20,981,970
Shares issued in reinvestment of dividends and
  distributions                                               313,765          3,506,136
Shares reacquired                                          (1,302,501)       (14,914,910)
                                                         ------------    ---------------
Net increase in shares outstanding                            759,602    $     9,573,196
                                                         ------------    ---------------
                                                         ------------    ---------------
Eleven months ended November 30, 1999:
Shares sold                                                 1,557,947    $    18,487,989
Shares issued in reinvestment of dividends and
  distributions                                               141,150          1,618,640
Shares reacquired                                          (2,370,022)       (28,109,815)
                                                         ------------    ---------------
Net decrease in shares outstanding                           (670,925)   $    (8,003,186)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 1998:
Shares sold                                                 2,632,084    $    33,047,481
Shares issued in reinvestment of dividends and
  distributions                                               383,622          4,743,816
Shares reacquired                                          (2,547,360)       (31,884,546)
                                                         ------------    ---------------
Net increase in shares outstanding                            468,346    $     5,906,751
                                                         ------------    ---------------
                                                         ------------    ---------------

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                     Six Months
                                                                       Ended
                                                                  May 31, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $11.02
                                                                      -------
Income from investment operations
Net investment income                                                     .17
Net realized and unrealized gains (losses) on investment and
   foreign currency transactions                                         1.68
                                                                      -------
      Total from investment operations                                   1.85
                                                                      -------
Less distributions
Dividends from net investment income                                     (.07)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                      -------
      Total distributions                                                (.07)
                                                                      -------
Net asset value, end of period                                         $12.80
                                                                      -------
                                                                      -------
TOTAL RETURN(a)                                                         16.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)                                    $2,904
Average net assets (000,000)                                           $2,732
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              .81%(c)
   Expenses, excluding distribution and service (12b-1) fees              .56%(c)
   Net investment income                                                 2.82%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 17%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
    26                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights (Unaudited) Cont'd.

                                                Class A
-------------------------------------------------------------------------------------------------------
Eleven Months
    Ended
November 30,                                  Year Ended December 31,
   1999(b)            1998(b)              1997(b)              1996(b)                1995
-------------------------------------------------------------------------------------------------------
   $ 12.06             $12.33               $10.88               $ 9.87               $ 8.27
-------------         -------              -------              -------              -------
       .27                .30                  .34                  .32                  .30
       .14                .69                 2.53                 1.80                 1.79
-------------         -------              -------              -------              -------
       .41                .99                 2.87                 2.12                 2.09
-------------         -------              -------              -------              -------
      (.27)              (.32)                (.32)                (.32)                (.30)
      (.03)           --                   --                   --                   --
     (1.15)              (.94)               (1.10)                (.79)                (.19)
-------------         -------              -------              -------              -------
     (1.45)             (1.26)               (1.42)               (1.11)                (.49)
-------------         -------              -------              -------              -------
   $ 11.02             $12.06               $12.33               $10.88               $ 9.87
-------------         -------              -------              -------              -------
-------------         -------              -------              -------              -------
      3.64%              7.98%               27.77%               22.09%               25.74%
   $ 2,440             $2,741               $2,583               $2,023               $1,709
   $ 2,691             $2,652               $2,201               $1,786               $1,440
       .78%(c)            .78%                 .82%                 .86%                 .88%
       .53%(c)            .53%                 .57%                 .61%                 .63%
      2.45%(c)           2.43%                2.95%                3.10%                3.12%
        19%                17%                  15%                  17%                  14%

    See Notes to Financial Statements                                     27

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                      Class B
                                                                  ----------------
                                                                     Six Months
                                                                       Ended
                                                                  May 31, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $11.02
                                                                      -------
Income from investment operations
Net investment income                                                     .12
Net realized and unrealized gains (losses) on investment and
   foreign currency transactions                                         1.69
                                                                      -------
      Total from investment operations                                   1.81
                                                                      -------
Less distributions
Dividends from net investment income                                     (.05)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                      --
                                                                      -------
      Total distributions                                                (.05)
                                                                      -------
Net asset value, end of period                                         $12.78
                                                                      -------
                                                                      -------
TOTAL RETURN(a)                                                         16.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)                                    $1,212
Average net assets (000,000)                                           $1,234
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             1.56%(c)
   Expenses, excluding distribution and service (12b-1) fees              .56%(c)
   Net investment income                                                 2.06%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
    28                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                Class B
-------------------------------------------------------------------------------------------------------
Eleven Months
    Ended
November 30,                                  Year Ended December 31,
   1999(b)            1998(b)              1997(b)              1996(b)                1995
-------------------------------------------------------------------------------------------------------
   $ 12.05             $12.32               $10.88               $ 9.87               $ 8.26
-------------         -------              -------              -------              -------
       .19                .21                  .25                  .24                  .22
       .13                .69                 2.53                 1.80                 1.80
-------------         -------              -------              -------              -------
       .32                .90                 2.78                 2.04                 2.02
-------------         -------              -------              -------              -------
      (.19)              (.23)                (.24)                (.24)                (.22)
      (.01)                --                   --                   --                   --
     (1.15)              (.94)               (1.10)                (.79)                (.19)
-------------         -------              -------              -------              -------
     (1.35)             (1.17)               (1.34)               (1.03)                (.41)
-------------         -------              -------              -------              -------
   $ 11.02             $12.05               $12.32               $10.88               $ 9.87
-------------         -------              -------              -------              -------
-------------         -------              -------              -------              -------
      2.98%              7.18%               26.80%               21.16%               24.80%
   $ 1,306             $1,990               $2,132               $2,137               $2,355
   $ 1,691             $2,120               $2,059               $2,184               $2,450
      1.53%(c)           1.53%                1.57%                1.61%                1.63%
       .53%(c)            .53%                 .57%                 .61%                 .63%
      1.71%(c)           1.67%                2.20%                2.35%                2.37%

    See Notes to Financial Statements                                     29

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                      Class C
                                                                  ----------------
                                                                     Six Months
                                                                       Ended
                                                                  May 31, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  11.02
                                                                      --------
Income from investment operations
Net investment income                                                      .12
Net realized and unrealized gains (losses) on investment and
   foreign currency transactions                                          1.69
                                                                      --------
      Total from investment operations                                    1.81
                                                                      --------
Less distributions
Dividends from net investment income                                      (.05)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                      --------
      Total distributions                                                 (.05)
                                                                      --------
Net asset value, end of period                                        $  12.78
                                                                      --------
                                                                      --------
TOTAL RETURN(a)                                                          16.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 20,666
Average net assets (000)                                              $ 20,164
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.56%(c)
   Expenses, excluding distribution and service (12b-1) fees               .56%(c)
   Net investment income                                                  2.07%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
    30                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                Class C
-------------------------------------------------------------------------------------------------------
Eleven Months
    Ended
November 30,                                  Year Ended December 31,
   1999(b)            1998(b)              1997(b)              1996(b)                1995
-------------------------------------------------------------------------------------------------------
   $ 12.05            $  12.32             $  10.88              $ 9.87               $ 8.26
-------------         --------             --------             -------              -------
       .19                 .21                  .25                 .24                  .22
       .13                 .69                 2.53                1.80                 1.80
-------------         --------             --------             -------              -------
       .32                 .90                 2.78                2.04                 2.02
-------------         --------             --------             -------              -------
      (.19)               (.23)                (.24)               (.24)                (.22)
      (.01)                 --                   --                  --                   --
     (1.15)               (.94)               (1.10)               (.79)                (.19)
-------------         --------             --------             -------              -------
     (1.35)              (1.17)               (1.34)              (1.03)                (.41)
-------------         --------             --------             -------              -------
   $ 11.02            $  12.05             $  12.32              $10.88               $ 9.87
-------------         --------             --------             -------              -------
-------------         --------             --------             -------              -------
      2.98%               7.18%               26.80%              21.16%               24.80%
   $20,550            $ 27,072             $ 13,490              $6,001               $3,455
   $$24,448           $ 20,309             $  9,424              $4,517               $2,181
      1.53%(c)            1.53%                1.57%               1.61%                1.63%
       .53%(c)             .53%                 .57%                .61%                 .63%
      1.71%(c)            1.71%                2.20%               2.35%                2.37%

    See Notes to Financial Statements                                     31

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                     Six Months
                                                                       Ended
                                                                  May 31, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  11.02
                                                                      --------
Income from investment operations
Net investment income                                                      .18
Net realized and unrealized gains (losses) on investment and
   foreign currency transactions                                          1.70
                                                                      --------
      Total from investment operations                                    1.88
                                                                      --------
Less distributions
Dividends from net investment income                                      (.08)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                       --
                                                                      --------
      Total distributions                                                 (.08)
                                                                      --------
Net asset value, end of period                                        $  12.82
                                                                      --------
                                                                      --------
TOTAL RETURN(a)                                                          16.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 50,677
Average net assets (000)                                              $ 38,669
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .56%(c)
   Expenses, excluding distribution and service (12b-1) fees               .56%(c)
   Net investment income                                                  3.10%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
    32                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                                  Class Z
----------------------------------------------------------------------------
Eleven Months                                               March 1, 1996(d)
    Ended                                                       Through
November 30,             Year Ended December 31,              December 31,
   1999(b)            1998(b)              1997(b)              1996(b)
----------------------------------------------------------------------------
   $ 12.07            $  12.34             $  10.88             $  10.05
-------------         --------             --------             --------
       .30                 .34                  .36                  .29
       .13                 .69                 2.54                 1.67
-------------         --------             --------             --------
       .43                1.03                 2.90                 1.96
-------------         --------             --------             --------
      (.30)               (.36)                (.34)                (.34)
      (.03)                 --                   --                   --
     (1.15)               (.94)               (1.10)                (.79)
-------------         --------             --------             --------
     (1.48)              (1.30)               (1.44)               (1.13)
-------------         --------             --------             --------
   $ 11.02            $  12.07             $  12.34             $  10.88
-------------         --------             --------             --------
-------------         --------             --------             --------
      3.91%               8.24%               28.15%               20.11%
   $35,201            $ 46,642             $ 41,904             $ 34,446
   $42,002            $ 46,093             $ 35,994             $ 34,291
       .53%(c)             .53%                 .57%                 .61%(c)
       .53%(c)             .53%                 .57%                 .61%(c)
      2.70%(c)            2.68%                3.20%                3.35%(c)

    See Notes to Financial Statements                                     33

Prudential Utility Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Target Funds
   International Equity Fund

balanced/allocation funds
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund
www.prudential.com                (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
   Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
   Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.
MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
   Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

Prudential Utility Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:
There's No Reward Without Risk; but Is This Risk Worth
It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!
Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals-not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance-not just based on the current investment fad.
Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com                (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols      NASDAQ    CUSIP
   Class A        PRUAX   74437K814
   Class B        PRUTX   74437K822
   Class C        PCUFX   74437K830
   Class Z        PRUZX   74437K848

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of May 31, 2000, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

MF105E2   74437K814   74437K822   74437K830   74437K848

(LOGO) Printed on Recycled Paper